SCUDDER
                                                                     INVESTMENTS

Sector Specific Funds I

Scudder Health Care Fund

Supplement to Prospectus Dated October 1, 2002


Scudder Technology Fund

Supplement to Prospectus Dated March 1, 2002, as revised April 8, 2002 and as further revised October 1, 2002

CLASS I SHARES
--------------------------------------------------------------------------------

Scudder Health Care Fund currently offers six classes of shares and Scudder Technology Fund currently offers five classes of shares to provide investors with different purchasing options. Each fund offers Class A, Class B and Class C shares, which are described in the funds' Class A, B and C prospectus, and Class I shares, which are described in the Class A, B and C prospectus as supplemented hereby. In addition, Scudder Health Care Fund offers Class AARP and Class S shares, which are described in the fund's Class AARP and S prospectus dated October 1, 2002. Scudder Technology Fund offers Institutional Shares, which are described in the fund's Institutional Class prospectus dated August 19, 2002. When placing purchase orders, investors must specify which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Deutsche Investment Management Americas Inc. (the "Advisor") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Scudder Distributors, Inc. ("SDI"), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by SDI.

The following information supplements the indicated sections of the prospectus.

Performance

Scudder Health Care Fund

The table shows how the returns of Scudder Health Care Fund's Class I shares, on a before tax basis, compare with broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and indices may vary over time. All figures on this page assume reinvestment of dividends and distributions. As always, past performance (before and after taxes) is no guarantee of future results.

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                               1 Year         Since Inception*
--------------------------------------------------------------------------------
Scudder Health Care Fund
(Return Before Taxes)                          -10.33                10.28
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for
fees, expenses or taxes)                       -11.87               -11.87
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for
fees, expenses or taxes)                       -13.44               -13.44
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.**

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.**

*   Since 3/2/1998. Index comparison begins 3/31/1998.

** The advisor believes it is more appropriate to measure the fund's performance against the Goldman Sachs Healthcare Index as it more accurately reflects the fund's investment strategy.

Scudder Technology Fund

The table shows how the returns of Scudder Technology Fund's Class I shares, on a before tax basis, compare with broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and indices may vary over time. All figures on this page assume reinvestment of dividends and distributions. As always, past performance (before and after taxes) is no guarantee of future results.


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                     1 Year        5 Years      Since Inception
--------------------------------------------------------------------------------
Scudder Technology Fund
(Return Before Taxes)                 -34.23         10.67          12.95*
--------------------------------------------------------------------------------
Index 1 (reflects no deduction
for fees, expenses or taxes)          -11.88         10.70          13.97**
--------------------------------------------------------------------------------
Index 2 (reflects no deduction
for fees, expenses or taxes)          -28.58         11.87            N/A
--------------------------------------------------------------------------------
Index 3 (reflects no deduction
for fees, expenses or taxes)          -30.88         12.72          14.57**
--------------------------------------------------------------------------------

*   Since 7/3/1995.

**  Index comparison begins 6/30/1995.

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of technology-related stocks.*

Index 3: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), an unmanaged index composed of approximately 275 technology stocks, selected as representative of the overall technology sector. The Index includes companies from five technology groups: computer hardware, computer software, communications, semiconductors and information services.

* The advisor believes it is more appropriate to measure the fund's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index. In the past, the technology sector has experienced above average volatility.*


For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of a fund.

Shareholder Fees, paid directly from your investment.

                       Maximum Sales    Maximum Contingent     Maximum Sales
                       Charge (Load)      Deferred Sales       Charge (Load)
                        Imposed on         Charge (Load)   Imposed on Reinvested
                      Purchases (% of    (% of redemption       Dividends/
                      offering price)        proceeds)        Distributions
--------------------------------------------------------------------------------
Scudder Health Care         None                None                None
Fund
--------------------------------------------------------------------------------
Scudder Technology          None                None                None
Fund
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets.

                                                                         Total
                                                                         Annual
                                          Distribution/                   Fund
                                Management   Service        Other      Operating
                                    Fee      (12b-1) Fees  Expenses*    Expenses
--------------------------------------------------------------------------------
Scudder Health Care Fund          0.85%          None       0.10%        0.95%
--------------------------------------------------------------------------------
Scudder Technology Fund            0.53          None        0.10         0.63
--------------------------------------------------------------------------------

*    Includes a fixed rate administrative fee of 0.10%.

Example

Based on the costs above, this example helps you compare the expenses of a fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


                                 1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Scudder Health Care Fund          $97         $303        $525        $1,166
--------------------------------------------------------------------------------
Scudder Technology Fund            64          202         351           786
--------------------------------------------------------------------------------

Financial Highlights

These tables are designed to help you understand each fund's Class I shares' financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in each fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Health Care Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, and the information for Scudder Technology Fund has been audited by Ernst & Young LLP, independent auditors, whose reports, along with each fund's financial statements, are included in the applicable fund's annual report (see "Shareholder reports" on the back cover of the prospectus).

Scudder Health Care Fund -- Class I

--------------------------------------------------------------------------------
Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $20.44    $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)^b                                (.09)     (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.31)    (2.88)
--------------------------------------------------------------------------------
  Total from investment operations                             (2.40)    (2.90)
--------------------------------------------------------------------------------
Redemption fees                                                  .01        --
--------------------------------------------------------------------------------
Net asset value, end of period                                $18.05    $20.44
--------------------------------------------------------------------------------
Total Return (%)                                              (11.69)   (12.43)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           .01        --
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            .95      .95*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.45)    (.29)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       62        65
--------------------------------------------------------------------------------


^a For the period December 29, 2000 (commencement of sales of Class I shares) to May 31, 2001.

^b   Based on average shares outstanding during the period.

^*   Annualized

^**  Not annualized

Scudder Technology Fund -- Class I

--------------------------------------------------------------------------------
Years Ended October 31,            2001      2000     1999      1998     1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                             $29.67   $21.54    $11.86   $13.19    $13.20
--------------------------------------------------------------------------------
Income (loss) from investment
operations:

  Net investment income (loss)^a    (.01)       --     (.02)    (.02)     (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (16.03)   10.07     10.77      .83      2.14
--------------------------------------------------------------------------------
  Total from investment operations(16.04)   10.07     10.75      .81      2.10
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions          (2.58)   (1.94)    (1.07)   (2.14)    (2.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.05   $29.67    $21.54   $11.86    $13.19
--------------------------------------------------------------------------------
Total Return (%)                  (57.33)   47.62     95.39     8.44     17.23
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             25       59        34       19        20
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .68^b    .70       .65      .67       .74
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .68^b    .69       .64      .67       .74
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income     (.05)    (.01)     (.09)    (.12)     (.27)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           96       59        59      146       192
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .68% and .68%, respectively.

Special Features

Shareholders of a fund's Class I shares may exchange their shares for (i) shares of Scudder Money Funds -- Scudder Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund listed in the Statement of Additional Information. Conversely, shareholders of Scudder Money Funds -- Scudder Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other Scudder mutual fund to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for the other classes of each fund offered through this prospectus.

October 1, 2002


                                                                     SCUDDER
                                                                     INVESTMENTS



                             Sector Specific Funds I
                             Advisor Classes A, B and C



Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             Scudder Health Care Fund
                             October 1, 2002

                             Scudder Technology Fund
                             March 1, 2002 as revised April 8, 2002 and as further revised October 1, 2002

                             Scudder Technology Innovation Fund
                             October 1, 2002










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Funds Work                          How to Invest in the Funds

     4  Scudder Health Care Fund                34  Choosing a Share Class

    10  Scudder Technology Fund                 39  How to Buy Shares

    15  Scudder Technology                      40  How to Exchange or Sell
        Innovation Fund                             Shares

    21  Other Policies and Risks                41  Policies You Should Know
                                                    About
    22  Who Manages and Oversees
        the Funds                               46  Understanding Distributions
                                                    and Taxes
    24  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                               |  Class A    Class B     Class C

                                ticker symbol  |  SUHAX      SUHBX       SUHCX

                                fund number    |  452        652         752

  Scudder Health Care Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the fund's 80% investment policy, companies in the health care sector must commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The fund will invest in securities of U.S. companies, but may invest in foreign companies as well.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.


Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in U.S. Treasury and agency debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments, and may not use them at all.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times, while still maintaining variety in terms of the types of securities and issuers represented.


The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, health care stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund concentrates its investments in the industries of the health care sector increases this risk, because factors affecting that sector could affect fund performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.


The fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the health care sector.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o        derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Health Care Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                      1999       11.10
                                                      2000       59.35
                                                      2001      -10.88

2002 Total Return as of June 30: -21.88%

For the periods included in the bar chart:
Best Quarter: 21.24%, Q2 2000                    Worst Quarter: -21.47%, Q1 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                           1 Year            Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                     -16.01               -15.94
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                           -16.01               -15.94
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                             -12.00                -9.70
--------------------------------------------------------------------------------
Class B (Return before Taxes)             -14.18               -14.12
--------------------------------------------------------------------------------
Class C (Return before Taxes)             -11.44               -11.39
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)              -11.87                 2.42
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)              -13.44                 9.45
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P 500) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*  Since 3/2/1998. Index comparison begins 3/31/1998.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                          Class A   Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                     5.75%     None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.85%     0.85%      0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                    0.25      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                    0.38      0.43       0.40
--------------------------------------------------------------------------------
Total Annual Operating Expenses                     1.48      2.28       2.25
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.375%, 0.425% and 0.400% for Class A, Class B and Class C shares, respectively.


Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $717      $1,016       $1,336       $2,242
--------------------------------------------------------------------------------
Class B shares                        631       1,012        1,420        2,230
--------------------------------------------------------------------------------
Class C shares                        328         703        1,205        2,585
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $717      $1,016       $1,336       $2,242
--------------------------------------------------------------------------------
Class B shares                        231         712        1,220        2,230
--------------------------------------------------------------------------------
Class C shares                        228         703        1,205        2,585
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               | Class A     Class B     Class C

                                ticker symbol  | KTCAX       KTCBX       KTCCX

                                fund number    | 001         201         301

  Scudder Technology Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. These may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computers/hardware.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings growth, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund focuses on one market sector increases this risk, because factors affecting this sector affect fund performance. For example, technology companies could be hurt by such factors as market saturation, price competition, rapid product obsolescence and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index and two other relevant indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or C and the current applicable sales charge of Class B.

Scudder Technology Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992         -1.19
1993         11.69
1994         11.35
1995         42.77
1996         20.60
1997          7.11
1998         43.59
1999        114.28
2000        -24.31
2001        -34.44

For the periods included in the bar chart:

Best Quarter: 57.80%, Q4 1999                 Worst Quarter: -34.76%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                 1 Year            5 Years          10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes            -38.21              9.04             12.55
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                  -32.21              7.03              9.44
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale
  of Fund Shares                 -23.27              7.69              9.68
--------------------------------------------------------------------------------
Class B (Return before
Taxes)                           -37.04              9.12             12.08
--------------------------------------------------------------------------------
Class C (Return before
Taxes)                           -35.04              9.39             12.25
--------------------------------------------------------------------------------
Index 1 (reflects no
deductions for fees,
expenses, or taxes)              -11.87             10.70             12.93
--------------------------------------------------------------------------------
Index 2 (reflects no
deductions for fees,
expenses, or taxes)              -28.58             11.87              N/A
--------------------------------------------------------------------------------
Index 3 (reflects no
deductions for fees,
expenses or taxes)               -30.88             12.72             18.93
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P 500) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Technology Index, an unmanaged capitalization-weighted index based on a universe of technology-related stocks.*

Index 3: JPMorgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), an unmanaged index composed of approximately 275 technology stocks, selected as representative of the overall technology sector. The Index includes companies from five technology groups: computer hardware, computer software, communications, semiconductors and information services.*

* The advisor believes it is more appropriate to measure the fund's performance against the Goldman Sachs Technology Index than against the JPMorgan H&Q Technology Index.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                          Class A   Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                    5.75%     None      None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                  None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                     0.53%     0.53%      0.53%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   0.20      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                   0.23      0.43       0.33
--------------------------------------------------------------------------------
Total Annual Operating Expenses                    0.96      1.96       1.86
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.225%, 0.425% and 0.325% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $667        $863       $1,075       $1,685
--------------------------------------------------------------------------------
Class B shares                        599         915        1,257        1,786
--------------------------------------------------------------------------------
Class C shares                        289         585        1,006        2,180
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $667        $863       $1,075       $1,685
--------------------------------------------------------------------------------
Class B shares                        199         615        1,057        1,786
--------------------------------------------------------------------------------
Class C shares                        189         585        1,006        2,180
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                                ticker symbol |  SRIAX       SRIBX       SRICX

                                fund number   |  451         651         751

  Scudder Technology Innovation Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. The industries in the technology sector include computers (including software, hardware and Internet-related businesses), computer services, telecommunications and semi-conductors. The companies may be of any size. The fund will invest in securities of U.S. companies, but may invest in foreign companies as well.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.


Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in U.S. Treasury and agency debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments, and may not use them at all.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.


The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, technology stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund concentrates its investments in the industries of the technology sector increases this risk, because factors affecting that sector could affect fund performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.


The fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who understand the risks of investing in a single sector that has shown above-average volatility and are interested in gaining exposure to the technology sector.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o        derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index and two other relevant indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder Technology Innovation Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1999        166.33
2000        -23.05
2001        -46.11

2002 Total Return as of June 30: -34.63%

For the periods included in the bar chart:
Best Quarter: 71.49%, Q4 1999            Worst Quarter: -39.38%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                           1 Year            Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                     -49.21                 8.58
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                           -49.21                 6.23
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                             -32.21                 5.27
--------------------------------------------------------------------------------
Class B (Return before Taxes)             -48.12                 9.00
--------------------------------------------------------------------------------
Class C (Return before Taxes)             -46.48                 9.44
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)                2.49                 1.75
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)              -20.36                -3.23
--------------------------------------------------------------------------------
Index 3 (reflects no deductions
for fees, expenses or taxes)              -28.58                 4.91
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged, capitalization-weighted measure of approximately 2,000 small U.S. stocks.

Index 2: Russell 2000 Technology Index, an unmanaged, capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.**

Index 3: Goldman Sachs Technology Composite Index, an unmanaged capitalization-weighted index based on a universe of technology related stocks.**

*  Since 3/2/1998. Index comparison begins 3/31/1998.

** The advisor believes it is more appropriate to measure the fund's performance against the Goldman Sachs Technology Composite Index than the Russell 2000 Technology Index as it more accurately reflects the fund's investment strategy.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                           Class A   Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                     5.75%     None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.85%     0.85%      0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                    0.25      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                    0.38      0.43       0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses                     1.48      2.28       2.26
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.375%, 0.425% and 0.400% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $717      $1,016       $1,336       $2,242
--------------------------------------------------------------------------------
Class B shares                        631       1,012        1,420        2,230
--------------------------------------------------------------------------------
Class C shares                        329         706        1,210        2,595
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $717      $1,016       $1,336       $2,242
--------------------------------------------------------------------------------
Class B shares                        231         712        1,220        2,230
--------------------------------------------------------------------------------
Class C shares                        229         706        1,210        2,595
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy as described herein.


o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

o The funds may actively trade securities. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor


Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder Health Care Fund                               0.85%
---------------------------------------------------------------------
Scudder Technology Fund                                0.53%
---------------------------------------------------------------------
Scudder Technology Innovation Fund                     0.85%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of the funds.

Scudder Health Care Fund                        Scudder Technology Fund

  James Fenger                                  Scudder Technology Innovation Fund
  Managing Director of Deutsche Asset
  Management and Co-Manager of the fund.          Blair Treisman
  o   Joined Deutsche Asset Management in         Vice President of Deutsche Asset
      1983 and the fund in 1998.                  Management and Lead Manager of the
  o   Over 19 years of investment industry        funds.
      experience.                                 o   Joined Deutsche Asset Management
  o   MBA, University of Wisconsin.                   in 1999 and the funds in 2000.
                                                  o   Prior to that, business services
  Leefin Lai                                          analyst at Salomon Smith Barney
  Senior Vice President of Deutsche Asset             (1999); senior research analyst
  Management and Co-Manager of the fund.              and hedge fund manager at Midtown
  o   Joined Deutsche Asset Management in             Research Group (1998-1999); senior
      2001 and the fund in 2001.                      analyst -- Small Cap Growth
  o   Over 9 years of investment industry             Equities Group at Putnam
      experience.                                     Investments (1994-1998).
  o   MBA, University of Illinois.                o   MBA, Columbia University Graduate
                                                      School of Business.
  Thomas Bucher
  CFA, Director of Deutsche Asset Management      Jonathan Wild
  and Consultant to the fund.                     CA, Managing Director of Deutsche
  o   Head of global equity research team for     Asset Management and Consultant to the
      Healthcare sector and portfolio             funds.
      manager for European Equity: Frankfurt.     o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management in             in 1996, previously serving as
      1995, previously serving as analyst             portfolio manager and analyst for
      for European Chemical, Oil, Steel               U.K. equities specializing in the
      and Engineering sectors and                     Telecoms sector, London, after 9
      analyst/portfolio manager for                   years of experience as fund
      Eastern European equity.                        manager for Finsbury Asset
  o   MA, University of Tuegingen, Germany.           Management and analyst at BZW
  o   Joined the fund in 2002.                        having previously qualified as a
                                                      chartered accountant at KPMG.
                                                  o   Head of global equity research
                                                      team for Hardware & Equipment
                                                      sector, based in New York: London.
                                                  o   Joined the funds in 2002.

                                                  Stephen Scott
                                                  Director of Deutsche Asset Management
                                                  and Consultant to the funds.
                                                  o   Joined Deutsche Asset Management
                                                      in 1996, previously serving as
                                                      team leader of Software and IT
                                                      services, London, and
                                                      analyst/portfolio manager, Sydney,
                                                      after 1 year of experience as
                                                      credit analyst for Westpac Banking
                                                      Corporation; lecturer at
                                                      Securities Institute of Australia.
                                                  o   Head of global equity research
                                                      team for Software & Services
                                                      sector: New York.
                                                  o   Joined the funds in 2002.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Technology Fund has been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Health Care Fund and Scudder Technology Innovation Fund has been audited by PricewaterhouseCoopers, LLP, independent accountants, whose reports, along with each fund's financial statements are included in the applicable fund's annual report (see "Shareholder reports" on the back cover).

Scudder Health Care Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.41   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:                       (.19)    (.07)
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.32)   (2.86)
--------------------------------------------------------------------------------
  Total from investment operations                             (2.51)   (2.93)
--------------------------------------------------------------------------------
Redemption fees                                                   .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $17.91   $20.41
--------------------------------------------------------------------------------
Total Return (%)^c                                             (12.25)  (12.55)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             17        7
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.48    1.40*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.98)   (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        62       65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

Scudder Health Care Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.33   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.34)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.31)   (2.88)
--------------------------------------------------------------------------------
  Total from investment operations                             (2.65)   (3.01)
--------------------------------------------------------------------------------
Redemption fees                                                   .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $17.69   $20.33
--------------------------------------------------------------------------------
Total Return (%)^c                                            (12.99)  (12.90)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             12        4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.28    2.19*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.78)   (1.53)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        62       65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

Scudder Health Care Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.33   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.34)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.30)   (2.88)
--------------------------------------------------------------------------------
  Total from investment operations                             (2.64)   (3.01)
--------------------------------------------------------------------------------
Redemption fees                                                   .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $17.70   $20.33
--------------------------------------------------------------------------------
Total Return (%)^c                                             (12.94)  (12.90)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              4        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.25    2.16*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.75)   (1.50)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        62       65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

Scudder Technology Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,             2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $29.18    $21.29   $11.77    $13.13   $13.16
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.06)     (.09)    (.06)     (.04)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (15.74)     9.92    10.65       .82     2.14
--------------------------------------------------------------------------------
  Total from investment operations(15.80)     9.83    10.59       .78     2.08
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (2.58)    (1.94)   (1.07)    (2.14)   (2.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $10.80    $29.18   $21.29    $11.77   $13.13
--------------------------------------------------------------------------------
Total Return (%)^b                (57.51)    47.06    94.71      8.21    17.11
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       1,521     3,711    2,233     1,084    1,075
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.04^c      1.00      .93       .92      .89
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.03^c       .99      .93       .92      .89
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (.40)     (.30)    (.38)     (.37)    (.42)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           96        59       59       146      192
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

Scudder Technology Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,             2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $26.46    $19.62   $11.03    $12.54   $12.77
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.19)     (.36)    (.22)     (.14)    (.18)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (14.14)     9.14     9.88       .77     2.06
--------------------------------------------------------------------------------
  Total from investment operations (14.33)     8.78     9.66       .63     1.88
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (2.58)    (1.94)   (1.07)    (2.14)   (2.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 9.55    $26.46   $19.62    $11.03   $12.54
--------------------------------------------------------------------------------
Total Return (%)^b                (57.90)    45.49    92.59      7.24    15.91
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         494     1,307      465       127      105
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    2.01^c      1.87     1.92      1.85     1.85
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.96^c      1.86     1.92      1.85     1.85
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (1.33)    (1.30)   (1.37)    (1.30)   (1.38)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           96        59       59       146      192
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.96% and 1.96%, respectively.

Scudder Technology Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,             2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $26.91    $19.91   $11.17    $12.64   $12.85
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.18)     (.35)    (.21)     (.14)    (.17)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (14.40)     9.29    10.02       .81     2.07
--------------------------------------------------------------------------------
  Total from investment operations (14.58)     8.94     9.81       .67     1.90
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (2.58)    (1.94)   (1.07)    (2.14)   (2.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 9.75    $26.91   $19.91    $11.17   $12.64
--------------------------------------------------------------------------------
Total Return (%)^b                (57.85)    45.72    92.68      7.57    15.98
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         111       255       73        18       10
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.94^c      1.76     1.82      1.81     1.82
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.89^c      1.75     1.82      1.81     1.82
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (1.26)    (1.22)   (1.27)    (1.26)   (1.35)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           96        59       59       146      192
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

Scudder Technology Innovation Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.73   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.15)    (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (8.93)   (8.35)
--------------------------------------------------------------------------------
  Total from investment operations                             (9.08)   (8.42)
--------------------------------------------------------------------------------
Redemption fees                                                   .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.66   $20.73
--------------------------------------------------------------------------------
Total Return (%)^c                                            (43.75)  (28.89)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              2       .8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.48    1.64*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.04)   (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       131      165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

Scudder Technology Innovation Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.67   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.26)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (8.93)   (8.35)
--------------------------------------------------------------------------------
  Total from investment operations                             (9.19)   (8.48)
--------------------------------------------------------------------------------
Redemption fees                                                   .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.49   $20.67
--------------------------------------------------------------------------------
Total Return (%)^c                                            (44.41)  (29.09)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             .7       .1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.28    2.49*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.84)   (1.59)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       131      165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

Scudder Technology Innovation Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.67   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.26)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (8.93)   (8.35)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             (9.19)   (8.48)
--------------------------------------------------------------------------------
Redemption fees                                                   .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.49   $20.67
--------------------------------------------------------------------------------
Total Return (%)^c                                            (44.41)  (29.09)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             .5       .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.26    2.46*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.82)   (1.56)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       131      165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

In this prospectus are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o Up to 0.25% annual service fee
================================================================================
Class B

o No charges when you buy shares
                                          o The deferred sales charge rate falls
o Deferred sales charge declining from       to zero after six years
  4.00%, charged when you sell shares
  you bought within the last six years    o Shares automatically convert to
                                            Class A after six years, which means
o 1.00% annual distribution/service fee     lower annual expenses going forward
================================================================================
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 1.00% annual distribution/service fee
================================================================================


Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

Class A shares


Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                                              Sales charge as a %
                      Sales charge as a %        of your net
Your investment        of offering price         investment
------------------------------------------------------------------
Up to $50,000               5.75%                  6.10%
------------------------------------------------------------------
$50,000-$99,999              4.50                   4.71
------------------------------------------------------------------
$100,000-$249,999            3.50                   3.63
------------------------------------------------------------------
$250,000-$499,999            2.60                   2.67
------------------------------------------------------------------
$500,000-$999,999            2.00                   2.04
------------------------------------------------------------------
$1 million or more   See below and next page
------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services


o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares              CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                           4.00%
--------------------------------------------------------------------------------
Second or third year                                 3.00
--------------------------------------------------------------------------------
Fourth or fifth year                                 2.00
--------------------------------------------------------------------------------
Sixth year                                           1.00
--------------------------------------------------------------------------------

Seventh year and later              None (automatic conversion to Class A)
--------------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares            CDSC on shares you sell
---------------------------------------------------------------------
First year                                       1.00%
---------------------------------------------------------------------
Second year and later                            None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
                                            (minimum $50)
================================================================================
By phone

--                                        o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048 (minimum $50)
================================================================================
On the Internet

--                                        o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================




--------------------------------------------------------------------------------
  Regular mail:
  First Investment: Scudder Investments, PO Box 219356, Kansas City, MO
  64121-9356
  Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

  Express, registered or certified mail:
  Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

==================================================================================
Exchanging into another fund              Selling shares
==================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 42
existing accounts
==================================================================================
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for you
==================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
==================================================================================
By mail, express mail or fax (see previous page) Write a letter that includes:

o the fund, class and account number      Write a letter that includes:
  you're exchanging out of
                                          o the fund, class and account number
o the dollar amount or number of shares     from which you want to sell shares
  you want to exchange
                                          o the dollar amount or number of
o the name and class of the fund you        shares you want to sell
  want to exchange into
                                          o your name(s), signature(s) and
o your name(s), signature(s) and            address, as they appear on your
  address, as they appear on your account   account

o a daytime telephone number              o a daytime telephone number
==================================================================================
With an automatic exchange plan

o To set up regular exchanges from a
  fund account, call (800) 621-1048      --
==================================================================================
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
==================================================================================
On the Internet

o Go to www.scudder.com and register

o Follow the instructions for making
  on-line exchanges
==================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company and they have determined that it is in "good order," it will be processed at the next share price calculated.


Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


We do not issue share certificates.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.


When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs: For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.


To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:


o        withdraw or suspend the offering of shares at any time


o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number


o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to shareholders annually in December. If necessary, each fund may distribute at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o taxable income dividends you receive from a fund
--------------------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o long-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                     SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza               Public Reference Section
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102

www.scudder.com                         www.sec.gov
(800) 621-1048                          (202) 942-8090






Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com

e-mail info@scudder.com
Tel (800) 621-1048


SCUDDER
INVESTMENTS                       SEC File Numbers:

                                  Scudder Health Care Fund            811-2021
A Member of                       Scudder Technology Fund             811-0547
Deutsche Asset Management [LOGO]  Scudder Technology Innovation Fund  811-2021

                            Scudder Securities Trust
              Scudder Health Care Fund (Class A, B, C and I Shares)
          Scudder Technology Innovation Fund (Class A, B and C Shares)

                                 October 1, 2002

                              Scudder Equity Trust

        Scudder-Dreman Financial Services Fund (Class A, B and C Shares)
      March 1, 2002, as revised April 19, 2002, as revised August 1, 2002, as revised August 19, 2002, and as further revised October 1, 2002


                             Scudder Technology Fund

                   (Class A, B, C, I and Institutional Shares)
      March 1, 2002, as revised April 19, 2002, as revised August 1, 2002, as revised August 19, 2002 and as revised October 1, 2002

                   (each a "Trust" and together the "Trusts")

                 Scudder Mutual Funds, Inc. (the "Corporation")

         Scudder Gold and Precious Metals Fund (Class A, B and C Shares)
      March 1, 2002, as revised April 19, 2002, as revised August 1, 2002, as revised August 19, 2002, and as further revised October 1, 2002









                       STATEMENT OF ADDITIONAL INFORMATION


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Class A, B and C prospectuses dated March 1, 2002, as revised April 8, 2002 and as further revised October 1, 2002 for Scudder Gold and Precious Metals Fund, Scudder-Dreman Financial Services Fund and Scudder Technology Fund and October 1, 2002 for Scudder Health Care
Fund and Scudder Technology Innovation Fund, and the prospectus for Scudder Technology Fund - Institutional Class shares (each a "Fund" and together the "Funds") dated August 19, 2002, as amended from time to time, a copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's internet web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated May 31, 2002 for Scudder Health Care Fund and Scudder Technology Innovation Fund, October 31, 2001 for Scudder Technology Fund and Scudder Gold and Precious Metals Fund, November 30, 2001 for Scudder-Dreman Financial Services Fund and the Semiannual Report to Shareholders dated April 30, 2002 for Scudder Technology Fund accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................6

INVESTMENT ADVISOR ..........................................................27

Administrative Agreement.....................................................37
   Brokerage Commissions.....................................................45
   Independent Accountants and Reports to Shareholders.......................48
   Legal Counsel.............................................................48
   Fund Accounting Agent.....................................................49
   Custodian, Transfer Agent and Shareholder Service Agent...................49

PERFORMANCE..................................................................51

PURCHASE AND REDEMPTION OF SHARES............................................55

DIVIDENDS....................................................................65

TAXES........................................................................66

NET ASSET VALUE..............................................................68

OFFICERS AND DIRECTORS/TRUSTEES..............................................70

TRUST AND CORPORATION ORGANIZATION...........................................97

FINANCIAL STATEMENTS........................................................100

APPENDIX....................................................................102

                             INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional
Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Scudder Technology Fund has elected to be classified as a diversified series of an open-end investment company.


Scudder-Dreman Financial Services Fund, Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund have each elected to be classified as a non-diversified series of an open-end investment company.


A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.


A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company.


As a matter of fundamental policy, each Fund will not:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;


(5)      purchase   physical   commodities  or  contracts  related  to  physical
         commodities;

(6) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(7) for Scudder Technology Fund -only: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (Scudder Gold and Precious Metals Funds may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins).


As a matter of nonfundamental policy, each Fund currently may not:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;


(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;


(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;


(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7) lend portfolio securities in an amount greater than 5% of its total assets; and

(8) (Scudder Technology Fund and Scudder-Dreman Financial Services Fund) invest more than 15% of net assets in illiquid securities.

Scudder Health Care Fund


Under normal circumstances, Scudder Health Care Fund will invest at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. and foreign companies in a group of related industries. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services. These include companies that operate hospitals and other health care facilities; companies that design, manufacture or sell medical supplies, equipment and support services; and pharmaceutical firms. Scudder Health Care Fund may also invest in companies engaged in medical, diagnostic, biochemical and biotechnological research and development.


Scudder Technology Innovation Fund


Under normal circumstances, Scudder Technology Innovation Fund will invest at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in a group of related industries. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the technology sector are computers (including software, hardware and internet-related businesses), computer services, telecommunications and semi-conductors. These types of products and services currently include computer hardware and software, semi-conductors, office equipment and automation, and Internet-related products and services.


Scudder-Dreman Financial Services Fund


Under normal circumstances, Scudder-Dreman Financial Services Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P Financial Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. The manager assembles the Fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented. The Fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.


While the Fund invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of total assets in investment-grade debt securities. The Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade or which are unrated, but deemed equivalent to those rated below investment-grade by Deutsche Investment Management Americas Inc. (the "Advisor").


While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, the Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.


Scudder Technology Fund

Under normal circumstances, Scudder Technology Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. The Fund invests primarily in securities of companies which the Advisor expects to benefit from technological advances and improvements ("technology companies") with an emphasis on the securities of companies that the Advisor believes have potential for long-term capital growth. Technology companies include those whose processes, products or services, in the judgment of the Advisor, are or may be expected to be significantly benefited by scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in such fields as, for example, semi-conductors, software, telecom equipment and computers/hardware. This investment policy permits the Advisor to seek stocks having superior growth potential in virtually any industry in which they may be found.

Smaller companies often have limited product lines, markets, or financial resources; and they may be dependent upon one or a few persons for management. The securities of such companies generally are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, investment by the Fund in smaller emerging growth technology companies may expose investors to greater than average financial and market risk. There is no assurance that the Fund's objective will be achieved.



The Fund may invest up to 10% of its total assets in entities, such as limited partnerships or trusts, that invest primarily in the securities of technology companies. The Advisor believes that the flexibility to make limited indirect investment in technology companies through entities such as limited partnerships and trusts will provide the Fund with increased opportunities for growth of capital. However, there is no assurance that such investments will be profitable. Entities that invest in the securities of technology companies normally have management fees and other costs that are in addition to those of the Fund. Such fees and costs will reduce any returns directly attributable to the underlying technology companies. The effect of these fees will be considered by the Advisor in connection with any decision to invest in such entities. Securities issued by these entities are normally privately placed, restricted and illiquid. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.



Scudder Gold and Precious Metals Fund

Under normal circumstances, Scudder Gold and Precious Metals Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of U.S. and foreign companies engaged in activities related to gold, silver, platinum, or other precious metals (including gold coin and bullion). These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution. In addition, the Fund may also invest in companies engaged in activities related to diamonds and other minerals.

The remaining 20% of the Fund's assets may be invested in any precious metals or minerals; investment-grade debt securities, including zero coupon bonds, of companies engaged in activities relating to gold, silver, platinum, diamonds, or other precious metals or minerals (including gold coin and bullion); warrants; and in certain debt securities, a portion of the return on which is indexed to the price of precious metals and money market instruments.

Scudder Gold and Precious Metals Fund has adopted an operating policy of limiting to 10% the portion of the Fund's total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins (see "Precious Metals").


The Advisor considers a variety of factors when making investments in securities related to gold and other precious metals. Some of these factors may include the ore quality of metals mined by a company, the company's mining, processing and fabricating costs and techniques, and the quantity of unmined reserves. Other factors that may be evaluated include a company's financial condition, potential development of property, capital spending plans, quality of management, nature of any affiliations, current and prospective tax liability, labor relations and marketability of a company's equity or debt securities.

Bullion and coins in which the Fund invests will be bought from and sold to institutions such as U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with, a regulated U.S. commodities exchange and who are qualified to provide an accepted certification of purity. Coins will be purchased for their metallic value and not for their currency or numismatic value. While bullion and coins do not generate income and may subject the Fund to certain taxes, insurance, shipping and storage costs, the Advisor believes that such investments could serve to moderate fluctuations in the value of the Fund's shares. Historically, prices of precious metals have tended not to fluctuate as widely as shares of companies engaged in precious metals-related businesses.



Concentration. Scudder Health Care Fund, Scudder Gold and Precious Metals Fund, Scudder Technology Fund, and Scudder Technology Innovation Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Debt Securities. Each Fund may invest up to 20% of its total assets in debt securities, including bonds of private issuers, except that Scudder Health Care and Scudder Technology Innovation Fund may invest up to 20% of total assets in U.S. Treasury and agency debt securities.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.


                       INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for each Fund based on its investment restrictions, as described herein and in the applicable prospectus of each Fund.


Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund's Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).


Correlation of Gold and Gold Securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of the Fund. The Euro was introduced on January 1, 1999 by eleven member countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.


Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.


Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund investing in foreign securities offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. Each fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the U.S. Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's Investors Service, Inc., (Moody's) or below BBB by Standand & Poor's Rating Services ("S&P") and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield/high risk securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration
responsibilities,   liabilities   and  costs,   and   liquidity   and  valuation
difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the Securities and Exchange Commission (the "SEC") which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a fund will comply with its non-fundamental policy on borrowing.

IPOs. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as a fund's assets increase (and thus have a more limited effect on a fund's performance).

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Investment-Grade Bonds. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Investment Trust, or one or more future entities for which the Scudder Trust Company acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Lending of Portfolio Securities. A fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, a fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.


Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.


Precious Metals. Scudder Gold and Precious Metals Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. In addition, when market conditions warrant, the fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly. The fund may invest up to 25% of its assets in wholly owned subsidiaries of the Corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Warrants. A fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. A fund understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, a fund intend to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if a fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES" herein).

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


 With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


 A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


 The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Currency Transactions. A fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will  usually  enter  into swaps on a net basis,  i.e.,  the two  payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Options on Securities Indices and Other Financial Indices. A fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


Master/feeder Fund Structure

The Board of Directors/Trustees has the discretion to retain the current distribution arrangement for each fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                               INVESTMENT ADVISOR

Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Directors/Trustees of the applicable Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisoris also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's/Corporation's Board of Directors/Trustees. The Directors of Scudder Gold and Precious Metals Fund have overall responsibility for the management of the Fund under Maryland law and the Trustees of Scudder Health Care Fund, Scudder Technology Innovation Fund, Scudder Technology Fund and Scudder-Dreman Financial Services Fund have overall responsibility for the Management of each Fund under Massachusetts law.


Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


In certain cases, the investments for a fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a fund can be expected to vary from those of these other mutual funds.

The present investment management agreements (the "Agreements") for Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund, each dated April 5, 2002 were last approved by the Directors/Trustees of each Corporation/Trust on August 12, 2002 and the Agreements for Scudder-Dreman Financial Services Fund and Scudder Technology Fund, each dated April 5, 2002 were last approved by the Trustees on February 4, 2002.

Each Agreement will continue in effect until September 30, 2002 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Directors/Trustees who are not parties to such Agreements or interested persons of the Advisor or the Corporation/Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's/Trust's Directors/Trustees or of a majority of the outstanding voting securities of the Fund.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.


Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's/Trust's Articles of Incorporation/Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors/Trustees of the Corporation/Trust may from time to time establish. The Advisor also advises and assists the officers of the Corporation/Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Directors/Trustees and the appropriate committees of the Directors/Trustees regarding the conduct of the business of each Fund. Under each Agreement, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of its duties.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors/Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget;
processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors/Trustees.

The Advisor pays the compensation and expenses of all Directors/Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Corporation/Trust, the services of such Directors/Trustees, officers and employees of the Advisor as may duly be elected officers or Directors/Trustees of the Corporation/Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.


Scudder Health Care Fund pays the Advisor an advisory fee at the annual rate of 0.85% for the first $500 million of average daily net assets and 0.80% on net assets over $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Technology Innovation Fund pays the Advisor a fee equal to an annual rate of 0.85% of the first $500 million of the average daily net assets, 0.80% on the next $500 million, 0.75% on the next $500 million, 0.70% on the next $500 million and 0.65% of such net assets in excess of $2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Gold and Precious Metals Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $500 million of the Fund's average daily net assets and 0.95% of the Fund's average daily net assets exceeding $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder-Dreman Financial Services Fund and Scudder Technology Fund


The current advisory fee rates are payable monthly at the annual rate shown below:

                                    Scudder-Dreman Financial        Scudder
Average Daily Net Assets                  Services Fund         Technology Fund
------------------------                  -------------         ---------------

$0 - $250 million                            0.75%                   0.58%
$250 million - $1 billion                    0.72                    0.55
$1 billion - $2.5 billion                    0.70                    0.53
$2.5 billion - $5 billion                    0.68                    0.51
$5 billion - $7.5 billion                    0.65                    0.48
$7.5 billion - $10 billion                   0.64                    0.46
$10 billion - $12.5 billion                  0.63                    0.44
over $12.5 billion                           0.62                    0.42

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund                                         Fiscal Year 2002    Fiscal Year 2001    Fiscal Year 2000
----                                         ----------------    ----------------    ----------------

Scudder Health Care Fund                          $1,965,090         $1,772,283           $508,867

Scudder Technology Innovation Fund                $2,493,714         $5,718,033           $3,470,232


                                             Fiscal Year 2001    Fiscal Year 2000    Fiscal Year 1999
                                             ----------------    ----------------    ----------------

Scudder Gold and Precious Metals Fund             $928,880           $974,563             $1,150,024

Scudder-Dreman Financial Services Fund            $961,912           $1,286,014           $1,544,000

Scudder Technology Fund                           $17,186,344        $26,538,107          $10,608,000


Subadvisor


Scudder Gold and Precious Metals Fund. Deutsche Investments Australia Limited ("DIAL"), Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of the Advisor, is the subadvisor for Scudder Gold and Precious Metals Fund. DIAL serves as subadvisor pursuant to the terms of a research and advisory agreement (the "Research and Advisory Agreement") between it and the Advisor. DIAL has served as subadvisor to the Fund since March 2001.


Under the terms of the Research and Advisory Agreement, DIAL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Research and Advisory Agreement provides that DIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the research and advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DIAL in the performance of its duties or from reckless disregard by DIAL of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


The Advisor pays DIAL for its services a subadvisory fee, payable monthly, at the annual rate of 0.35% of the Fund's average daily net assets.

The table below shows the total subadvisory fees paid by the Advisor to DIAL for the last three fiscal years.

Fund                                    Fiscal 2001*   Fiscal 2000   Fiscal 1999
----                                    -----------    -----------   -----------

Scudder Gold and Precious Metals Fund    $253,882.77       N/A           N/A

* The Agreement became effective on April 1, 2001.

Scudder Dreman-Financial Services Fund. Dreman Value Management, L.L.C, ("DVM"), Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is the subadvisor for the Scudder-Dreman Financial Services Fund. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor. DVM was formed in April 1997 and has served as subadvisor for Scudder--Dreman Financial Services Fund since its inception in March, 1998.

Under the terms of the subadvisory agreement, DVM manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the research and advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement remains in effect until February 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the subadvisory shall continue in effect until February 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Board of Trustees of the Trust. The subadvisory agreement may be terminated at any time upon 90 days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

The Advisor pays DVM for its services a subadvisory fee, payable monthly, at the annual rates shown below:


Average Daily Net Assets of the Fund                  Annual Subadvisor Fee Rate
------------------------------------                  --------------------------


$0-$250 million                                                  0.240%
$250 million and $1 billion                                      0.230

Average Daily Net Assets of the Fund                  Annual Subadvisor Fee Rate
------------------------------------                  --------------------------

$1 billion and $2.5 billion                                      0.224
$2.5 billion and $5 billion                                      0.218
$5 billion and $7.5 billion                                      0.208
$7.5 billion and $10 billion                                     0.205
$10 billion and $12.5 billion                                    0.202
Over $12 billion                                                 0.198

The table below shows the total subadvisory fees paid by the Advisor to DVM for the last three fiscal periods.

Fund                                     Fiscal 2001   Fiscal 2000   Fiscal 1999
----                                     -----------   -----------   -----------

Scudder-Dreman Financial Services Fund    $448,422     $410,209.69   $503,457.02

Under its Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors/Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors/Trustees of the Fund with respect thereto.

Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund: Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation/Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the
Corporation's/Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Deutsche Investment Management Americas, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors/Trustees of the Corporation/Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.


Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Board's Approval of New Investment Management Agreements for Scudder-Dreman Financial Services Fund and Scudder Technology Fund

The Board of Scudder-Dreman Financial Services Fund and Scudder Technology Fund approved a new investment management agreement with the Advisor for each Fund at a special meeting on February 4, 2002, subject to approval by shareholders, which was obtained on March 28, 2002. The new investment management agreements took effect on April 5, 2002, in conjunction with the consummation of a transaction in which Deutsche Bank AG ("Deutsche Bank") acquired 100% of the outstanding voting securities of the Advisor.

The terms of each new investment management agreement are substantially identical to the terms of the former investment management agreement, the renewal of which the Board had approved on September 26, 2001, except that the new management agreement permits the Advisor to appoint certain of its affiliates as Subadvisors to perform certain of its duties.

In considering whether to approve the new investment management agreement for each Fund, the Board was given extensive information about the proposed change in control of the Advisor. The Board also met many times to discuss the transaction with Deutsche Bank, and the Independent Trustees met numerous times separately. Throughout the process, the Independent Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. In addition, the Independent Trustees engaged various consultants to help them evaluate the proposed transaction.

In connection with its review of the new investment management agreement, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the transaction; and the future plans of Deutsche Bank and the Advisor with respect to the Advisor's affiliated entities and the Funds. The Board also received information regarding the terms of the transaction, anticipated management of the combined organization, the resources that Deutsche Bank intended to bring to the combined organization and the process being followed by Deutsche Bank and the Advisor to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.

Deutsche Bank identified to the Board one of the key focuses of the transaction as being the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and the Advisor. The Independent Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for the Advisor. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates. The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration.

Board Considerations in Connection with Annual Renewal of Former Investment Management Agreement for Scudder-Dreman Financial Services Fund and Scudder Technology Fund

The Board of Trustees approved the renewal of each Fund's advisory contract on September 26, 2001. As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Independent

Trustees, separately, and each Fund's Oversight Committee met on several occasions to consider the renewal of each Fund's former investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2001, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of the agreement is in the best interest of each Fund.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the former investment management agreements; (ii) the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; and
(vi) the potential benefits to the Advisor, the Funds and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. Each Board reviewed the Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Boards considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, each Board has requested the Advisor to identify Scudder funds who performance rank in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. Each Board considered each Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the unitary fee structure under the administration agreement and expense limitation commitments from the Advisor.

Profitability. The Boards considered the level of the Advisor's profits with respect to the management of the Funds, including a review of the Advisor's methodology in allocating its costs to the management of the Funds. The Boards considered the profits realized by the Advisor in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. The Boards also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Boards considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Boards considered whether the management fee rate is reasonable in relation to the asset size of the Funds.

Advisor Personnel and Methods. The Boards considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Boards considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Boards also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Former of Subadvisory Agreement for Scudder-Dreman Financial Services Fund

On February 4, 2002, the Board including the Independent Trustees, voted unanimously to approve the new sub-advisory agreement between Scudder-Dreman Financial Services Fund and DVM and to recommend its approval to the shareholders of the Fund. In determining whether to approve the sub-advisory agreement and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by the Advisor and DVM. Based on the facts that (i) the sole reason the Board considered the new sub-advisory agreement was due to the effects of the Deutsche Bank transaction on the investment management agreement and unrelated to the performance or structure of DVM and (ii) the new sub-advisory agreement with DVM was substantially identical to the sub-advisory agreement in effect at the time, the Board did not conduct a special review on the operations of DVM in approving the new sub-advisory agreement. The Board performed such a review during its initial considerations of DVM as subadvisor of the Fund at its board meeting held on September 26, 2001.

Board Consideration of Approval of New Subadvisory Agreement for Scudder-Dreman Financial Services Fund

As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Independent Trustees, separately, and the Fund's
Oversight Committee met to consider the renewal of the former subadvisory agreement with respect to Financial Services Fund. In determining whether to approve the subadvisory agreement, the Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the subadvisor, including (i) the investment performance of the Fund relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the Subadvisor, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Fund. The Independent Trustees and Board also considered the following factors: the financial strength and resources of the subadvisor and the Advisor, the favorable history, reputation, qualifications and background of the subadvisor, as well as the qualifications of its personnel; and the nature and quality of services provided by the subadvisors to the Fund. The Board also considered that the Advisor is responsible for any payment of fees to the subadvisor.


AMA InvestmentLink(SM) Program


Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund. Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Code of Ethics


The Funds, the Advisor, the sub-advisors, and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and Subadvisors' Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Effective December 29, 2000 for Scudder Technology Innovation Fund and Scudder Health Care Fund, and June 25, 2001, as amended August 19, 2002, for Scudder Technology Fund, Scudder Gold and Precious Metals Fund and Scudder-Dreman Financial Services Fund, each Fund has entered into an administrative services agreement ("Administrative Agreements") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the "Administrative Fee") at the annual rate of 0.375% for Scudder Technology
Innovation Fund, 0.375% for Health Care Fund, 0.225% for Scudder Technology Fund, 0.675% for Scudder Gold and Precious Metals Fund, and 0.350% for Scudder-Dreman Financial Services Fund for Class A shares, 0.425% for Scudder Technology Innovation Fund, 0.425% for Scudder Health Care Fund, 0.425% for Scudder Technology Fund, 0.725% for Scudder Gold and Precious Metals Fund and 0.400% for Scudder-Dreman Financial Services Fund for Class B shares, 0.40% for Scudder Technology Innovation Fund, 0.40% for Scudder Health Care Fund, 0.325% for Scudder Technology Fund, 0.700% for Scudder Gold and Precious Metals Fund and 0.375% for Scudder-Dreman Financial Services Fund for Class C shares, 0.100% for Class I shares for Scudder Technology Fund and Scudder Health Care Fund and 0.325% for Institutional shares of Scudder Technology Fund, of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.

Administrative Fees paid by each Fund are set forth below:

For Scudder Health Care, for the year ended May 31, 2002, the Administrative Fees charged to Class A, Class B, Class C and Class I were as follows:



                                                Unpaid at        Unpaid at         Unpaid at      Unpaid at
                                                May 31, 2002     May 31, 2002      May 31, 2002   May 31, 2002
Class A       Class B    Class C    Class I     Class A          Class B           Class C        Class I
-------       -------    -------    -------     -------          -------           -------        -------
  $49,693     $37,045     $11,880     $9        5,638             $4,454           $1,494           $1

For Scudder  Technology  Innovation  Fund for the year ended May 31,  2002,  the
Administrative Fees charged to Class A, Class B and Class C were as follows:

                                     Unpaid at           Unpaid at                Unpaid at
                                     May 31, 2002        May 31, 2002             May 31, 2002
Class A       Class B    Class C     Class A             Class B                  Class C
-------       -------    -------     -------             -------                  -------

$5,204        $2,587     $2,025      $603                $262                     $200

For  Scudder-Dreman  Financial  Services  Fund  for the  period  June  25,  2001
(commencement  of  Administrative  Agreement)  through  November 30,  2001,  the
Administrative Fees charged to Class A, Class B and Class C were as follows:

                                      Unpaid at              Unpaid at              Unpaid at
                                      November 30, 2001      November 30, 2001      November 30, 2001
Class A       Class B     Class C     Class A                Class B                Class C
-------       -------     -------     -------                -------                -------

$119,659     $147,430    $29,955     $24,396                $30,270                $6,160

For  Scudder  Technology  Fund for the period  June 25,  2001  (commencement  of
Administrative Agreement) through October 31, 2001, the Administrative Fees charged to Class A, Class B and Class C were as follows:

                                                    Unpaid at       Unpaid at       Unpaid at       Unpaid at
                                                    October 31,     October 31,     October 31,     October 31,
                                                    2001            2001            2001            2001
Class A          Class B     Class C     Class I    Class A         Class B         Class C         Class I
-------          -------     -------     -------    -------         -------         -------         -------

$1,360,608       $854,028    $142,575    $9,839     $287,001        $175,769        $29,969         $2,057

For  Scudder  Gold and  Precious  Metals  Fund  for the  period  June  25,  2001
(commencement  of  Administrative  Agreement)  through  October  31,  2001,  the
Administrative Fees charged to Class A, Class B and Class C were as follows:

                                     Unpaid at           Unpaid at            Unpaid at
                                     October 31, 2001    October 31, 2001     October 31, 2001
Class A       Class B    Class C     Class A             Class B              Class C
-------       -------    -------     -------             -------              -------

$342          $265       $33         $154                $177                 $20

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor the Administrative Fee.

Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including the independent Directors/Trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the independent Directors/Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Principal Underwriter and Administrator. Pursuant to separate Underwriting and Distribution Services Agreements ("Distribution Agreements") and a Shareholder Services Agreement ("Services Agreement") (for A, B, C shares only), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C, Class I and Institutional shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. SDI bears all of its expenses of providing services pursuant to the Distribution Agreement for Class B and Class C shares, including the payment of any commissions. SDI bears all of its expenses of providing services pursuant to the Services Agreement for each class, including the payment of service fees.

Each of the Distribution Agreement and Services Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors/Trustees of each Fund, including the Directors/Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board of Directors/Trustees or a majority of the Directors/Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in an Agreement or a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. Each Agreement may not be amended for a class to increase the fee to be paid by each Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of
Directors/Trustees in the manner described above with respect to the continuation of the Agreement.


Class A Shares. SDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information sets forth the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the last fiscal year.

                                             Commissions        Commissions
                                             Retained by        Underwriter             Commissions Paid to
Fund                       Fiscal Year       Underwriter        Paid to All Firms       Affiliated Firms
----                       -----------       -----------        -----------------       ----------------

Scudder-Dreman Financial       2001              $3,471.00           $200,157.00              $196,686.00
Services Fund
                               2000                $54,000              $108,000                       $0
                               1999                $38,000              $277,000                       $0

Scudder Technology Fund        2001            $614,306.00         $4,722,261.00            $4,107,956.00
                               2000             $1,320,000            $3,114,000                       $0
                               1999               $393,000            $1,170,000                       $0

Scudder Gold and Precious      2001                  $1.58                $92.13                   $90.55
Metals Fund


Scudder Health Care Fund       2002             $21,698.62             $1,858.38                   21,000

Scudder Technology             2002              $1,871.01             $2,763.99                    2,000
Innovation Fund

Rule 12b-1 Plans.


Class B and Class C Shares

Distribution Services. Each Fund has adopted a compensation-type plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution expenses for those classes.


If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the Plan will cease and each Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred. Each Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by each Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Rule 12b-1 Plan.

In addition to the distribution fee which is paid to SDI monthly, SDI also receives any contingent deferred sales charges. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For sales of Class C shares, SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price. After the first year, SDI pays firms quarterly at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or a Fund. In addition to the distribution fee which is paid to SDI monthly, SDI also receives any contingent deferred sales charges.



Class A, Class B and Class C Shares

Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under the Services Agreement with SDI. SDI bears all its expenses of providing services pursuant to the Services Agreement between SDI and a Fund, including the payment of service fees. Each Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, Class B and Class C shares of each Fund.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the average daily net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI pays firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the average daily net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or a Fund. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.



SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the services fee payable to SDI is payable at an annual rate of 0.25% of average daily net assets based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of 0.15% of average daily net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on each Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services. The Board of each Fund may increase the fee to SDI in the future.


Prior to the implementation of the Rule 12b-1 Plan, the administrative services fees paid by each Fund are set forth below:

                               Administrative Service Fees Paid by Fund
                               ----------------------------------------
                                                                             Total Service Fees     Service Fees Paid by
                                                                                  Paid by             Administrator to
                           Fiscal                                              Administrator              Scudder
Fund                         Year      Class A      Class B      Class C          to Firms            Affiliated Firms
----                         ----      -------      -------      -------          --------            ----------------

Scudder-Dreman Financial     2000       $167,000     $193,000      $38,000       $439,000                     $0
Services Fund
                             1999       $331,382     $207,060      $35,493       $516,335                     $0

Scudder Technology Fund      2000     $7,936,000   $3,025,000     $550,000       $11,721,000             $12,000
                             1999     $2,834,000     $633,000      $92,000       $3,738,000               $6,000

Certain  Directors/Trustees  or  officers  of the  Fund are  also  directors  or
officers  of  the   Advisor  or  SDI,   as   indicated   under   "Officers   and
Directors/Trustees."



Expenses of each Fund and of SDI for the most recent fiscal year in connection with the Rule 12b-1 Plans for Class B and Class C are set forth on the next page. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses:


                                                                               Total       Distribution
                                            Distribution     Contingent    Distribution    Fees Paid by
                                            Fees Paid by      Deferred     Fees Paid by     Underwriter
Fund Class                   Fiscal           Fund to       Sales Charge    Underwriter    to Affiliated
B Shares                      Year          Underwriter    to Underwriter     to Firms         Firms
--------                      ----          -----------    --------------     --------         -----

Scudder-Dreman Financial      2001            $656,573       $251,307        $342,130           $255
Services Fund
                              2000            $591,670       $462,095      $1,053,765            ___
                              1999            $734,974       $636,753        $591,150              _

Scudder Technology Fund       2001          $5,805,539     $1,367,423      $3,644,122         $7,990
                              2000          $8,716,430     $1,848,557     $10,564,987             $0
                              1999          $1,930,000       $555,000      $3,383,000             $0

Scudder Gold and Precious
Metals Fund                   2001                $274             $0          $6,965             $0

Scudder Health Care Fund
                              2001              $4,843           $540          $5,838       $100,454

                              2002             $87,061        $15,244         $15,768         $7,773

Scudder Technology
Innovation Fund               2001                $230            N/A            $230         $5,740
                              2002              $6,088         $1,763          $1,475           $350


                                                    Other Distribution Expenses Paid by Underwriter

                                           Advertising                  Marketing         Misc.
Fund Class                   Fiscal           and        Prospectus     and Sales      Operating         Interest
B Shares                      Year         Literature     Printing      Expenses        Expenses         Expenses
--------                      ----         ----------     --------      ---------       --------         --------

Scudder-Dreman Financial      2001           $30,868       $10,546        $15,919         $6,087         $456,800
Services Fund
                              2000           $84,446        $7,820        $46,801        $11,474         $562,414
                              1999           $91,349        $7,137       $224,248        $43,249         $463,498

Scudder Technology Fund       2001          $744,091      $147,151       $125,606       $104,067       $2,870,889
                              2000        $1,924,069      $187,542     $1,280,474       $308,145       $2,515,804
                              1999          $217,770       $17,780       $650,080       $100,802         $641,408

Scudder Gold and Precious
Metals Fund                   2001               $15            $2            $19             $1              $82

Scudder Health Care Fund
                              2001            $5,024          $625         $3,933           $710           $1,845

                              2002            $8,372        $2,745        $15,664         $5,000          $14,95-

Scudder Technology
Innovation Fund               2001              $131           $18           $106            $19              $87
                              2002              $592          $189         $1,149           $389           $1,336



                                                                               Total       Distribution
                                            Distribution     Contingent    Distribution    Fees Paid by
                                            Fees Paid by      Deferred     Fees Paid by     Underwriter
Fund Class                 Fiscal             Fund to       Sales Charge    Underwriter    to Affiliated
C Shares                    Year            Underwriter    to Underwriter     to Firms         Firms
--------                    ----            -----------    --------------     --------         -----


Scudder-Dreman Financial    2001              $142,328          $4,262          $149,588         $74
Services Fund
                            2000              $116,968          $8,691          $125,659          __
                            1999              $125,064         $37,892          $123,614          $0


Scudder Technology Fund     2001            $1,204,195         $39,260        $1,306,739        $799
                            2000            $1,570,016         $75,243        $1,645,259          $0
                            1999              $288,000          $7,000          $366,000          $0

Scudder Gold and Precious
Metals Fund                 2001                   $36              $0           (3,858)       $5.66

Scudder Health Care Fund    2001                $1,100                            $1,100        $342
                            2002               $29,681          $2,154           $33,375        $332

Scudder Technology          2001                  $330        N/A                   $330        $170
Innovation Fund
                            2002                $5,062            $940          $259,905       $2060



                                                    Other Distribution Expenses Paid by Underwriter

                                         Advertising                  Marketing         Misc.
Fund Class                 Fiscal           and        Prospectus     and Sales      Operating         Interest
C Shares                    Year         Literature     Printing      Expenses        Expenses         Expenses
--------                    ----         ----------     --------      ---------       --------         --------

Scudder-Dreman Financial    2001             $9,085          $821          $4,419        $1,797        $29,270
Services Fund
                            2000            $35,064        $3,063         $18,600        $4,473        $29,365
                            1999            $28,022        $2,380         $75,123       $21,034        $18,039


Scudder Technology Fund     2001           $305,770       $20,472         $54,472       $43,370       $147,060
                            2000           $672,229       $64,457        $441,918      $116,673       $114,584
                            1999            $53,868        $4,478        $164,379       $30,590        $41,886

Scudder Gold and Precious
Metals Fund                 2001                 $1            $0              $1            $0             $0

Scudder Health Care Fund    2001               $675           $93            $719           $97             __
                            2002             $4,469        $1,620          $8,866        $2,777              0

Scudder Technology          2001               $359           $56            $444           $50            ___
Innovation Fund
                            2002               $482          $132            $870          $257              0



Brokerage Commissions


Allocation of brokerage may be placed by the Advisor, or if applicable, a Fund's subadvisor.


The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.


When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


In selecting among firms believed to meet the criteria for handling a particular transaction, the Advisor may give consideration to those firms that have sold or are selling shares of a Fund or other funds managed by the Advisor.


Although certain research services information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The table below shows total brokerage commissions paid by the Funds for the last three fiscal years or periods, as applicable, and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                                                Allocated to
                                               Amount of         Firms that        Amount of        Amount of        Amount of
                         Percentage of         Brokerage          Provided         Brokerage        Brokerage        Brokerage
                          Commissions        Transactions         Research        Commissions      Commissions      Commissions
                      Paid to Affiliated      Aggregated in     Services in         Paid in          Paid in          Paid in
Fund                        Brokers           Fiscal 2002       Fiscal 2002       Fiscal 2002      Fiscal 2001      Fiscal 2000
----                        -------           -----------       -----------       -----------      -----------      -----------
Scudder Technology
Innovation Fund               14%           $5,512,927,711     $1,534,695,532      $3,789,278        $869,605        $212,095

Scudder Health Care           20%
Fund                                         $550,370,740       $182,847,903        $268,130         $212,095        $107,532

                                                                Allocated to
                                               Amount of         Firms that        Amount of        Amount of        Amount of
                           Percentage of       Brokerage          Provided         Brokerage        Brokerage        Brokerage
                            Commissions      Transactions         Research        Commissions      Commissions      Commissions
                        Paid to Affiliated   Aggregated in      Services in         Paid in          Paid in          Paid in
Fund                          Brokers         Fiscal 2001       Fiscal 2001       Fiscal 2001      Fiscal 2000      Fiscal 1999
----                          -------         -----------       -----------       -----------      -----------      -----------
Scudder-Dreman
Financial Services           ------
Fund                                             $96,351         $16.446,993         $19,893          $37,245         $103,197

Scudder Technology
Fund                         ------            $3,269,989       $2,587,001,948      $1,382,581       $2,153,663      $1,173,163

Scudder Gold and
Precious Metals Fund         ------             $591,339         $44,078,477         $162,080         $78,841         $778,462


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Portfolio turnover rates for the two most recent fiscal years for Scudder Technology Fund are as follows:

59% and 59% for the fiscal years ended October 31, 2001 and 2000.

Portfolio turnover rates for the two most recent fiscal years for Scudder Gold and Precious Metals Funds are as follows:

113% and 15% for the fiscal years ended October 31, 2001 and 2000. The portfolio turnover rate for Scudder Gold and Precious Metals Fund increased for fiscal year ended October 31, 2001 in response to changes in market conditions which created an unusually volatile market.

Portfolio turnover rates for the two most recent fiscal years for Scudder-Dreman Financial Services Fund are as follows:

17% and  9% for the fiscal years ended November 30, 2001 and 2000.

Portfolio turnover rates for the two most recent fiscal years for Scudder Health Care Fund are as follows:

62% and 65% for the fiscal years ended May 31, 2002 and 2001.

Portfolio turnover rates for the two most recent fiscal years for Scudder Technology Innovation Fund are as follows:

131% and 165% for the fiscal years ended May 31, 2002 and 2001.


A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

Independent Accountants and Reports to Shareholders


The financial highlights of Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02116, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Scudder-Dreman Financial Services Fund and Scudder Technology Fund included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in auditing and accounting. Ernst & Young audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Because Institutional Class shares for Scudder Technology Fund have not yet been sold as of the date of this document, there is no financial data for these shares.


Legal Counsel

Dechert, Ten Post Office Square, South, Boston, Massachusetts 02109, serves as legal counsel to Scudder-Dreman Financial Services Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund.

Willkie Farr and Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to Scudder Gold and Precious Metals Fund.

Vedder, Price, Kaufman and Kammholz, 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to Scudder Technology Fund.

Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for Scudder Health Care Fund and Scudder Technology Innovation Fund. Prior to the implementation of the Administration Agreements, each Fund paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Currently, SFAC receives no fee for its services to the Scudder Technology Fund; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.



Scudder Gold and Precious Metals Fund. Effective June 25, 2001, the above fees are paid by the Advisor pursuant to the Administrative Agreement.

Scudder-Dreman Financial Services Fund. Prior to June 25, 2001, the amount charged by SFAC aggregated $41,886. For the year ended November 30, 1999, SFAC imposed its fee for the Fund aggregating $94,000. For the year ended November 30, 2000, SFAC imposed its fee for the Fund aggregating $77,725.

Scudder Health Care Fund. For the year ended May 31, 1999, SFAC imposed its fee for the Fund aggregating $37,500. For the year ended May 31, 2000, SFAC imposed its fee for the Fund aggregating $43,815. Prior to October 2, 2000, SFAC imposed its fee aggregating $18,676, of which all is paid at May 31, 2001.

Scudder Technology Innovation Fund. For the year ended May 31, 1999, SFAC imposed its fee for the Fund aggregating $39,654. For the year ended May 31, 2000, SFAC imposed its fee for the Fund $73,522. Prior to October 2, 2000, SFAC imposed its fee aggregating $34,973, of which all is paid at May 31, 2001.

In accordance with the Administrative Agreement, the above fees are now paid by the Advisor.

Custodian, Transfer Agent and Shareholder Service Agent


Scudder Technology Fund, Scudder Dreman-Financial Services Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund

The Funds employ State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Funds. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

These fees are now paid by the Advisor pursuant to the Administrative Agreement.

Scudder Gold and Precious Metals Fund

Brown Brothers Harriman & Company ("BBH"), 40 Water Street, Boston, Massachusetts 02109, as custodian, has custody of all securities and cash of the Fund held outside the United States. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as the Fund's transfer, dividend-paying agent and shareholder service agent for each Fund's Class A, B, and C shares. SISC received as transfer agent an annual account fee of $5.00 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charges (Class B shares only) and out-of-pocket expense reimbursement.


These fees are now paid by the Advisor pursuant to the Administrative Agreement.


Scudder Technology Fund and Scudder-Dreman Financial Services Fund


SSB is also each Fund's transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund's transfer, dividend-paying agent and shareholder service agent for each Fund's Class A, B, C, I and Institutional shares. SISC receives as transfer agent an annual account fee of $10.00 per account ($18.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset-based fee of 0.08% and out-of-pocket expense reimbursement. Effective June 25, 2001, these fees are paid by the Advisor pursuant to the Administrative Agreement.


Scudder Health Care Fund and Scudder Technology Innovation Fund

SSB is also each Fund's transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund's transfer, dividend-paying agent and shareholder service agent for the Fund's Class A, B, C and I shares for Health Care Fund. SISC received as transfer agent an annual account fee of $5.00 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charges (Class B shares only) and out-of-pocket expense reimbursement. Effective December 29, 2000, these fees are paid by the Advisor pursuant to the Administrative Agreement.

Scudder Technology Fund

Prior to June 25, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $3,219,152, $1,548,283, $192,246 and $21,792, respectively.

Effective June 25, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Scudder-Dreman Financial Services Fund

Prior to June 25, 2001, the amount charged to Class A, B and C shares by SISC aggregated $106,399, $123,131 and $25,020, respectively.

Effective June 25, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.


Unless otherwise indicated, Class A performance information includes the effect of the maximum initial sales charge and Class B performance information includes the effect of the maximum contingent deferred sales charge.

Performance figures for the Institutional Class shares of Scudder Technology Fund prior to their commencement of sales are based upon the historical performance of Class A shares except that the effect of the Class A shares' maximum sales load is not shown because the Institutional Class does not impose a sales load.

Performance figures for Class B and C shares of Scudder Technology Fund prior to their commencement of sales are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The adjustment is calculated by measuring the actual total return differential between Class B and Class C shares over a common three year period (June 20, 1996- June 20, 1999). This relative performance comparison is then used to impute B and C share performance from A share returns for periods prior to the inception of such B and C shares. The performance figures are also adjusted to reflect the maximum initial sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent actual and adjusted performance figures of the Class A, B and C shares of a Fund as described above (as applicable); they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Average Annual Total Return


Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                               T = (ERV/P)1/n - 1

Where:

T    =   Average Annual Total Return
P    =   a hypothetical initial investment of $1,000
n    =   number of years
ERV  =   ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

       Average Annual Total Returns for the Period Ended October 31, 2001
                       (Adjusted for Maximum Sales Charge)



                                                         1 Year          5 Years          10 Years       Life of Fund
                                                         ------          -------          --------       ------------

Scudder Technology Fund-- Class A                       -59.95%            7.76%           12.48%             --
Scudder Technology Fund-- Class B*                      -58.98%            7.85%           12.01%             --
Scudder Technology Fund-- Class C*                      -57.85%            8.10%           12.18%             --
Scudder Technology Fund-- Class I                       -57.33%            9.36%            N/A             11.09%
Scudder Technology Fund - Institutional Class*          -57.51%            9.05%           13.15%             --

Scudder Gold and Precious Metals Fund--                                                                       --
Class A(1)(2)(3)(4)                                      21.53%          -12.73%            0.02%
Scudder Gold and Precious Metals Fund--                                                                       --
Class B(1)(2)(3)(4)                                      24.88%          -12.56%           -0.19%
Scudder Gold and Precious Metals Fund--                                                                       --
Class C(1)(2)(3)(4)                                      27.90%          -12.38%           -0.17%

* Because Class B and C shares were not introduced until May 31, 1994, and the Institutional shares were not introduced until August 19, 2002, the total return for Class B , C and Institutional shares for the periods prior to their introduction is based upon the performance of Class A shares from the inception date of the Fund's Class A shares through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


(1) Because Class A, B and C shares were not introduced until June 25, 2001, the returns for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares.

(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

(3) If the Advisor had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the life of the Fund would have been lower.

(4) On September 15, 1998, Scudder Gold and Precious Metals Fund changed its fiscal year end from June 30 to October 31.

     Average Annual Total Returns for the Period Ended November 30, 2001(2)
                       (Adjusted for Maximum Sales Charge)

                                                     1 Year     Life of Fund(+)
                                                     ------      ------------

Scudder-Dreman Financial Services Fund-- Class A     -3.79%            1.77%
Scudder-Dreman Financial Services Fund-- Class B     -1.72%            2.04%
Scudder-Dreman Financial Services Fund-- Class C      1.22%            2.62%

(+)       Since March 9, 1998.

      Average Annual Total Returns for the Period Ended May 31, 2002(1)(2)

                       (Adjusted for Maximum Sales Charge)

                                                   1 Year       Life of Fund(3)*
                                                   ------       ------------

Scudder Health Care Fund-- Class A                 -17.21%            8.94%
Scudder Health Care Fund-- Class B                 -15.60%            8.34%
Scudder Health Care Fund - Class C                 -12.94%            8.73%
Scudder Health Care Fund - Class I                 -11.69%           -16.58%

                                                   1 Year       Life of Fund(3)*
                                                   ------       -------------

Scudder Technology Innovation Fund -- Class A      -46.99%            0.43%
Scudder Technology Innovation Fund-- Class B       -46.08%            0.51%
Scudder Technology Innovation Fund-- Class C       -44.41%            .99%


(1) Because Class A, B and C shares were not introduced until December 29, 2000, the returns for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares as described above.

(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.


(3) The Fund commenced operations on March 2, 1998. Commencement of sales for Class I shares is December 29, 2000.


* The Advisor maintained expenses for the Class S shares of the Fund for the fiscal period ended May 31, 1999. The total return for the life of the Fund, had the Advisor not maintained Fund expenses, would have been lower.


           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)n = ATVD

Where:

P          =         a hypothetical initial investment of $1,000
T          =         average annual total return (after taxes on distributions)
n          =         number of years
ATVD       =         ending value of a hypothetical $1,000 payment made at the
                     beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

   Average Annual Total Returns (After Taxes on Distributions and Redemption)


                                 P(1+T)n = ATVDR


Where:

     P         =      a hypothetical initial investment of $1,000
     T         =      average annual total return (after taxes on distributions
                      and redemption)
     n         =      number of years

     ATVDR     =      ending value of a hypothetical $1,000 payment made at the
                      beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions



Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.


Total Return



Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P) - 1

Where:

         T        =        Total Return
         P        =        a hypothetical initial investment of $1,000
         ERV      =        ending  redeemable  value: ERV is the value, at the
                           end  of  the  applicable  period,  of a  hypothetical
                           $1,000 investment made at the beginning of the applicable period.


Figures relating to the growth in the total net assets of a Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of a Fund's and classes' performance data.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.


A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.


A Fund may be advertised as an investment choice in Scudder's college planning program.

A Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.


Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.


A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


The quarterly subminimum account policy applies to all accounts in a household. In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, Scudder Investments Service Company (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.


Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases


Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.


SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:


Compensation Schedule #1(1)                          Compensation Schedule #2(2)           Compensation Schedule #3(2)(3)
---------------------------                          ---------------------------           ------------------------------

                                        As a                                   As a                                As a
Amount of                           Percentage of     Amount of Shares     Percentage of       Amount of      Percentage of
Shares Sold                        Net Asset Value          Sold          Net Asset Value     Shares Sold    Net Asset Value
-----------                        ---------------          ----          ---------------     -----------    ---------------

$1 million to $5 million                1.00%         Under $15 million        0.75%       Over $15 million   0.25% - 0.50%

Over $5 million to $50 million          0.50%                --                 --                --               --

Over $50 million                        0.25%                --                 --                --               --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                        Sales Charge
                                                                        ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ----------------        --------------

Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00**                ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:


(a) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a Fund, for themselves or their spouses or dependent children;


(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;


(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a);


(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(f) persons who purchase shares of a Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;


(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a Fund;


(j)      a  participant-directed  qualified  retirement  plan  described in Code
         Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;


(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements;


(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).


Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


Combined Purchases. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) money market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("Flex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Scudder Funds is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount." Plans set-up on the Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at NAV once the plan's assets reach $1 million. The current level for automatic

Class A share purchases is $5 million. Flex plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all plans with assets over $1 million must begin purchasing Class A shares.


Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from Scudder Distributors, Inc. ("SDI"), principal underwriter for the Fund, and, in the case of category (4) above, selected dealers authorized by SDI.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Redemptions


Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.


Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and


(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and


(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.


The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


Exchanges


Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Scudder money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.


Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.


Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS


Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Income for Scudder-Dreman Financial Services Fund is declared and paid semiannually. Scudder Gold and Precious Metal Fund, Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund, each intend to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.


Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a list of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of a Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.


Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.


In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term " reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.


Investments in "passive foreign investment companies" could result in Fund-level U.S. federal income tax or other charges on the proceeds from distributions received from such company and from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


Scudder Gold and Precious Metals Fund intends to invest up to 25% of its assets in a foreign subsidiary of the Corporation which invests in gold, silver, platinum and palladium bullion and in gold and silver coins. The Corporation intends that the subsidiary be structured so that it will not be subject to tax in the U.S. However, the Fund (or its shareholders) will generally be subject to tax on the income of the subsidiary, regardless of whether the income is distributed to the Fund.


Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE


The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

Scudder Gold and Precious Metals Fund. Gold, silver, platinum and palladium bullion are valued based on the London fixing or, it there is no London fixing available, the value of gold and silver bullion is based on the last spot settlement as reported by the Comex, a division of the New York Mercantile Exchange ("NYMEX"), and the value of platinum and palladium bullion is based on the last spot settlement on NYMEX, as supplied by recognized precious metals broker-dealers as of the Value Time. Coins and precious metals other than gold, silver, platinum and palladium bullion are valued at the Calculated Mean, if determinable, and otherwise at the most recent bid quotation or evaluated price provided by a market maker in the coin or metal as of the Value Time.

All Funds. If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Board's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Board's Pricing Committee.

                         OFFICERS AND DIRECTORS/TRUSTEES

Scudder Mutual Funds, Inc.
Scudder Securities Trust

The following table presents certain information regarding the Non-interested Directors/Trustees of each Corporation/Trust as of October 1, 2002. Each Director's/Trustee's age as of October 1, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director/Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director/Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Director/Trustee is until the next meeting of shareholders called for the purpose of electing Directors/Trustees and until the election and qualification of a successor, or until such Director/Trustee sooner dies, resigns or is removed as provided in the governing documents of the Corporation/Trust. Because each Fund does not hold an annual meeting of shareholders, each Director/Trustee will hold office for an indeterminate period. The Directors/Trustees of each Corporation/Trust may also serve in similar capacities with other funds in the fund complex.

Non-interested Directors/Trustees



                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held           Length of                                   Fund
with the                     Time         Principal Occupation(s)      Complex
Corporation/Trust           Served*        During Past 5 Years         Overseen         Other Directorships Held
-------------------         ------         -------------------         --------         ------------------------

Henry P. Becton, Jr.        1990 -         President, WGBH                   48         American Public Television; New
(58)                        present        Educational Foundation                       England Aquarium; Becton
Director/Trustee                                                                        Dickinson and Company (medical

                                                                                        technology company); Mass
                                                                                        Corporation for Educational
                                                                                        Telecommunications; The A.H.
                                                                                        Belo Company (media company);
                                                                                        Committee for Economic
                                                                                        Development; Concord Academy;
                                                                                        Public Broadcasting Service;
                                                                                        Boston Museum of Science


Dawn-Marie Driscoll (55)    1987 -         President, Driscoll               48         CRS Technology (technology
Director/Trustee            present        Associates (consulting                       service company); Advisory
                                           firm); Executive Fellow,                     Board, Center for Business
                                           Center for Business                          Ethics, Bentley College; Board
                                           Ethics, Bentley College;                     of Governors, Investment
                                           Partner, Palmer & Dodge                      Company Institute; Chairman,
                                           (1988-1990); Vice                            ICI Directors Services
                                           President of Corporate                       Committee
                                           Affairs and General
                                           Counsel, Filene's
                                           (department stores)
                                           (1978-1988)

Edgar R. Fiedler            1995 -         Senior Fellow and                 48         The Harris Insight Funds
(73)                        present        Economic Counsellor, The                     (registered investment
Director/Trustee                           Conference Board, Inc.                       companies, 22 funds overseen)

                                           (not-for-profit business
                                           research organization)


Keith R. Fox                1996 -         Managing Partner, Exeter          48         Facts on File (school and
(48)                        present        Capital Partners (private                    library publisher); Progressive
Director/Trustee                           equity funds)                                Holding Corporation (kitchen

                                                                                        importer and distributor)


                                       71

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held           Length of                                   Fund
with the                     Time         Principal Occupation(s)      Complex
Corporation/Trust           Served*        During Past 5 Years         Overseen         Other Directorships Held
-------------------         ------         -------------------         --------         ------------------------

Louis E. Levy               2002 -         Retired; Director of              48         Household International
(69)                        present        certain funds in the                         (banking and finance); ISI
Director/Trustee                           Deutsche Asset Management                    Family of Funds (registered
                                           Family of Funds                              investment companies);
                                           (formerly, the Flag                          Director, Kimberly-Clark
                                           Investors Family of                          Corporation (personal consumer
                                           Funds) (registered                           products)
                                           investment company)
                                           (1994-present); formerly,
                                           Chairman of the Quality
                                           Control Inquiry
                                           Committee, American
                                           Institute of Certified
                                           Public Accountants
                                           (1992-1998)

Jean Gleason Stromberg      1999 -         Consultant (1997 to               48         The William and Flora Hewlett
(58)                        present        present); formerly,                          Foundation
Director/Trustee                           Director, U.S. General
                                           Accounting Office
                                           (1996-1997); Partner,
                                           Fulbright & Jaworski,
                                           L.L.P. (law firm)
                                           (1978-1996)

Jean C. Tempel              1994 -present  Managing Partner, First           48         United Way of Mass Bay; Sonesta
(59)                                       Light Capital (venture                       International Hotels, Inc.;
Director/Trustee                           capital group)                               Labnetics, Inc. (medical
                                           (2000-present)                               equipment company); Metatomix,
                                                                                        Inc. (database management);
                                                                                        Aberdeen Group (technology
                                                                                        research); Northeastern
                                                                                        University Funds and Endowment
                                                                                        Committee; Connecticut College
                                                                                        Finance Committee; Commonwealth
                                                                                        Institute (not-for-profit
                                                                                        start-up for women's
                                                                                        enterprises); The Reference,
                                                                                        Inc. (IT consulting for
                                                                                        financial services)


                                       72


                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held           Length of                                   Fund
with the                     Time         Principal Occupation(s)      Complex
Corporation/Trust           Served*        During Past 5 Years         Overseen         Other Directorships Held
-------------------         ------         -------------------         --------         ------------------------

Carl W. Vogt                2002 -         Director of certain funds         48         Yellow Corporation (trucking);
(66)                        present        in the Deutsche Asset                        American Science & Engineering
Director/Trustee                           Management Family of                         (x-ray detection equipment);
                                           Funds (formerly, the Flag                    ISI Family of Funds (registered
                                           Investors Family of                          investment companies); National
                                           Funds) (registered                           Railroad Passenger Corporation
                                           investment companies)                        (Amtrak); formerly, Chairman
                                           (1995-present); Senior                       and Member, National
                                           Partner, Fulbright &                         Transportation Safety Board
                                           Jaworski, L.L.P. (law
                                           firm); formerly,
                                           President (interim) of
                                           Williams College
                                           (1999-2000); President,
                                           certain funds in the
                                           Deutsche Asset Management
                                           Family of Funds
                                           (formerly, the Flag
                                           Investors Family of
                                           Funds) (registered
                                           investment companies)
                                           (1999-2000)



Interested Directors/Trustees and Officers**

The following table presents information about each Interested Director/Trustee and Officer of each Corporation/Trust. Each Interested Director's/Trustee's and Officer's age as of October 1, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Director/Trustee and Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Corporation/Trust. Each Interested Director/Trustee and Officer of each Corporation/Trust is an employee of Deutsche Asset Management.



                                                                                         Number of
                              Position(s)                                                Funds/Portfolios
Name, Address,                Held           Length of          Principal Occupation(s)  in Fund Complex     Other
and Age                       with Funds     Time Served*       During Past 5 Years      Overseen            Directorships Held
-------                       ----------     -----------        -------------------      --------            ------------------

William F. Glavin, Jr.# (44)  President      2000 - present     Managing Director of     83                  Trustee,
                                                                Deutsche Asset                               Crossroads for
                                                                Management                                   Kids, Inc.
                                                                                                             (serves at-risk
                                                                                                             children)

                                       73

                                                                                         Number of
                              Position(s)                                                Funds/Portfolios
Name, Address,                Held           Length of          Principal Occupation(s)  in Fund Complex     Other
and Age                       with Funds     Time Served*       During Past 5 Years      Overseen            Directorships Held
-------                       ----------     -----------        -------------------      --------            ------------------


Richard T. Hale##** (57)      Chairman,      2002 - present     Managing Director of     220                 Director,
                              Director/                         Deutsche Bank                                Deutsche Global
                              Trustee and                       Securities Inc.                              Funds, Ltd.,
                              Vice                              (formerly Deutsche                           CABEI Fund and
                              President                         Banc Alex. Brown Inc.)                       North American
                                                                and Deutsche Asset                           Income Fund;
                                                                Management                                   formerly,
                                                                (1999-present);                              Director, ISI
                                                                Director and                                 Family of Funds
                                                                President, Investment                        (registered
                                                                Company Capital Corp.                        investment
                                                                (registered investment                       companies)
                                                                advisor) and Deutsche
                                                                Asset Management
                                                                Mutual Funds; Vice
                                                                President, Deutsche
                                                                Asset Management, Inc.
                                                                (2000-present)


John Millette (40)            Vice           1999 - present     Vice President of        Not Applicable      None
                              President                         Deutsche Asset
                              and Secretary                     Management


Daniel O. Hirsch## (48)       Vice           2002 - present     Managing Director of     Not Applicable      Director,
                              President                         Deutsche Asset                               Deutsche Global
                              and                               Management; formerly,                        Funds Ltd.
                              Assistant                         Director, Deutsche
                              Secretary                         Asset Management
                                                                (1999-2002); formerly,
                                                                Principal, BT Alex.
                                                                Brown Incorporated, (
                                                                now Deutsche Bank
                                                                Securities Inc..);
                                                                (1998-1999); Assistant
                                                                General Counsel,
                                                                United States
                                                                Securities and
                                                                Exchange Commission
                                                                (1993-1998)


                                       74

                                                                                         Number of
                              Position(s)                                                Funds/Portfolios
Name, Address,                Held           Length of          Principal Occupation(s)  in Fund Complex     Other
and Age                       with Funds     Time Served*       During Past 5 Years      Overseen            Directorships Held
-------                       ----------     -----------        -------------------      --------            ------------------

Caroline Pearson (40)         Assistant      1997 - present     Managing Director of     Not Applicable      None
                              Secretary                         Deutsche Asset
                                                                Management; formerly,
                                                                Associate, Dechert
                                                                (law firm)(1989-1997)

Gary L. French (51)           Treasurer      2002 - present     Managing Director of     Not Applicable      None
                                                                Deutsche Asset
                                                                Management; formerly,
                                                                President of UAM Fund
                                                                Services, Inc.

John R. Hebble (44)           Assistant      1998 - present     Senior Vice President    Not Applicable      None
                           Treasurer of Deutsche Asset
                                                                Management

Thomas Lally (35)             Assistant      2001 - present     Senior Vice President    Not Applicable      None
                           Treasurer of Deutsche Asset
                                                                Management

Brenda Lyons (40)             Assistant      1998 - present     Senior Vice President    Not Applicable      None
                           Treasurer of Deutsche Asset
                                                                Management


Kenneth Murphy (38)           Vice           2002 - president   Vice President,          Not Applicable      None
                              President                         Deutsche Asset
                                                                Management (2000 -
                                                                present), formerly,
                                                                Director, John Hancock
                                                                Signature Services
                                                                (1992-2001); Senior
                                                                Manager, Prudential
                                                                Mutual Fund Services
                                                                (1987-1992)

James E. Fenger (2) (43)     Vice           1998 - present      Managing Director of      Not Applicable     None
                             President                          Deutsche Asset

                                                                Management

                                       75

                                                                                         Number of
                              Position(s)                                                Funds/Portfolios
Name, Address,                Held           Length of          Principal Occupation(s)  in Fund Complex     Other
and Age                       with Funds     Time Served*       During Past 5 Years      Overseen            Directorships Held
-------                       ----------     -----------        -------------------      --------            ------------------


Joshua Feuerman+ (2)         Vice           2002 - present      Managing Director of      Not Applicable     None
(37)                         President                          Deutsche Asset
                                                                Management;
                                                                joined  Deutsche
                                                                Asset Management
                                                                in 1999 after 10
                                                                years         of
                                                                experience    at
                                                                State     Street
                                                                Global Advisors

Sewall Hodges+(2) (47)       Vice           1999 - present      Managing Director of      Not Applicable     None
                             President                          Deutsche Asset

                                                                Management


Darko Kuzmunovic@(1)         Vice           2001 - present      Vice President of         Not Applicable     None
(40)                         President                          Deutsche Asset

                                                                Management


Euen Leckie@(1)              Vice           2002 - present      Vice President of         Not Applicable     None
(56)                         President                          Deutsche Asset

                                                                Management


Blair J. Treisman(2)         Vice           2000- present       Vice President of        Not Applicable      None
+(35)                        President                          Deutsche Asset
                                                                Management;
                                                                formerly,
                                                                business
                                                                services
                                                                analyst, Salomon
                                                                Smith    Barney;
                                                                senior  research
                                                                analyst      and
                                                                hedge       fund
                                                                manager, Midtown
                                                                Research  Group;
                                                                senior
                                                                analyst-Small
                                                                Cap       Growth
                                                                Equities  Group,
                                                                Putnam
                                                                Investments

* Length of time served represents the date each Director/Trustee was first elected to the Boston Board. This common board of directors/trustees oversees a number of investment companies, including the Corporation/Trust, overseen by the Advisor.

** Mr. Hale and each Fund's Officers are considered "interested persons" of each Fund because of their affiliation with the Funds' Advisor.


+        Address:  345 Park Avenue, New York, New York


#        Address:  222 South Riverside Plaza, Chicago, Illinois

##       Address:  One South Street, Baltimore, Maryland

@        Address:  Level 42, AAP  Centre,  259 George  Street,  Sydney NSW 2000,
         Australia

(1)      Officer of Scudder Mutual Funds, Inc. only.

(2)      Officer of Scudder Securities Trust only.

Officers Role with Principal Underwriters:  Scudder Distributors, Inc.

William F. Glavin, Jr.:    Vice President and Director
Caroline Pearson:          Secretary

Directors'/Trustees' Responsibilities. The Boards of Directors'/Trustees' primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of Non-interested Directors/Trustees.

The Directors/Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Directors/Trustees conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank AG, and two audit committee meetings. Furthermore, the Non-interested Directors/Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors/Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Non-interested Directors/Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Non-interested Directors/Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors/Trustees are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Non-interested Directors/Trustees regularly meet privately with their counsel and other advisors. In addition, the Non-interested Directors/Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

In connection with their deliberations relating to the approval of each Fund's current investment management agreement in August 2002, the Directors/Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of each Fund. The factors considered by the Directors/Trustees included, among others, the nature, quality and extent of services provided by the Advisor to each Fund; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups; the Advisor's profitability from managing each Fund and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment advisor and from affiliates of the Advisor providing various services to each Fund.

Board Committees. Each Fund's board has the following standing committees:

Audit Committee: The Audit Committee selects the independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence, and meets regularly in executive session with both external and internal auditors. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy (Chairman), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held 2 meetings during the calendar year 2001.

Committee on Non-interested Directors/Trustees: The Committee on Independent Directors/Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership, board evaluation and other corporate governance policies, conducts review of legal counsel to the Non-interested Trustees and from time to time engages consultants to assist the Non-interested Trustees. The members of the Committee on Independent
Directors/Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chairman), Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Corporation's/Trust's Committee on Independent Directors/Trustees held 6 meetings during the calendar year 2001.

Valuation Committee: This Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The alternate members are: Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Corporation's/Trust's Valuation Committee held 7 meetings for Scudder Health Care Fund and 8 meetings for Scudder Technology Innovation Fund and did not hold any meetings for Scudder Gold and Precious Metals Fund during the calendar year 2001.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Edgar R. Fiedler, Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith
R. Fox, Louis E. Levy and Jean Gleason Stromberg. Each Investment Oversight Committee held four meetings during the calendar year 2001.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to the Board on matters relating to the quality, type, cost and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler, Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held 3 meetings during the calendar year 2001.


* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration


Each Non-interested Director/Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Non-interested Director/Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Non-interested Directors/Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. As noted above, the Directors/Trustees conducted over 20 meetings in 2001 to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank AG, and two audit committee meetings.

Members of the Board of Directors/Trustees who are officers, directors, employees or shareholders of the Advisor or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Director/Trustee from the Corporation/Trust and aggregate compensation from fund complex during the most recent calendar year.




                                                                             Pension or
                                  Compensation                               Retirement
                                  from Scudder      Compensation from     Benefits Accrued
                                   Securities        Scudder Mutual       as Part of Fund        Total Compensation
Name of Director/Trustee             Trust*           Funds, Inc.**           Expenses        Directors/Trustees(5)(7)
------------------------             ------           -----------             --------        ------------------

Henry P. Becton, Jr.                 $7,020               $723                   $0                   $162,000
Dawn-Marie Driscoll(1)               $7,449               $744                   $0                   $175,000
Edgar R. Fiedler(2)(6)               $7,095               $727                   $0                   $174,666
Keith R. Fox                         $7,027               $723                   $0                   $162,000
Louis E. Levy***(3)                    $0                  $0                    $0                   $72,500
Jean Gleason Stromberg               $7,095               $727                   $0                   $161,000
Jean C. Tempel                       $7,058               $725                   $0                   $164,000
Carl W. Vogt***(4)                     $0                   0                    $0                   $62,500


* Scudder Securities Trust consists of five funds: Scudder 21st Century Growth Fund, Scudder Development Fund, Scudder Health Care Fund, Scudder Small Company Value Fund and Scudder Technology Innovation Fund.

** Scudder Mutual Funds, Inc. consists of one fund: Scudder Gold and Precious Metals Fund.


***      Newly elected as Director/Trustee, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees received by Ms. Driscoll in her role as Lead Director/Trustee.


(2) In addition to the amounts shown, Mr. Fiedler received a payment of $105,214 pursuant to deferred compensation agreements with certain other funds advised by the Advisor.


(3) In addition to the amounts shown, Mr. Levy received a payment of $36,250 pursuant to deferred compensation agreements with certain other funds advised by the Advisor.

(4) In addition to the amounts shown, Mr. Vogt received a payment of $61,704 pursuant to deferred compensation agreements with certain other funds advised by the Advisor.

(5)      For  each  Director/Trustee,  except  Mr.  Levy  and  Mr.  Vogt,  total compensation includes compensation for services on the boards of 19 Scudder trusts/corporations comprised of 53 funds/portfolios. For Mr. Levy and Mr. Vogt, the total compensation for service on the boards of 1 trust comprised of 20 funds. Each Director/Trustee, currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(6) Aggregate compensation for Mr. Fiedler includes $2,665 in retainer fees for his role as Trustee for Farmers Investment Trust (merged into Scudder Pathway Series on April 6, 2001) and $6,474 pursuant to a special retirement plan with The Brazil Fund, Inc.

(7) Aggregate compensation reflects amounts paid to the Directors/Trustees for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $7,000 for Ms. Driscoll and Ms. Tempel and Messrs. Becton and Fox, respectively, and $3,000 for Mr. Fiedler and Ms. Stromberg, respectively. Messrs. Levy and Vogt were not Directors/Trustees of the Corporation/Trust or of the Boston Board at the time of the sale. These meeting fees were borne by the Advisor.

Director/Trustee Fund Ownership

The following sets forth beneficial share ownership for each Fund as of December 31, 2001.

Scudder Health Care Fund


                                                                                   Aggregate Dollar Range of Equity
                                                                                   Securities in All Funds Overseen
                                                                                     by the Directors/Trustees in
                                    Dollar Range of Equity Securities in               Scudder and Deutsche Bank
Name of Trustees                    Scudder Health Care Fund                               Families of Funds
----------------                    ------------------------                               -----------------

Henry P. Becton, Jr.                            $1 - $10,000                                 Over $100,000
Dawn-Marie Driscoll                             None                                         Over $100,000
Edgar R. Fiedler                                None                                         Over $100,000
Keith Fox                                       None                                         Over $100,000
Richard T. Hale                                 None                                         Over $100,000
Louis E. Levy                                   None                                         Over $100,000
Jean Gleason Stromberg                          None                                         Over $100,000
Jean C. Tempel                                  None                                         Over $100,000
Carl W. Vogt                                    None                                         Over $100,000

As of August 30, 2002, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities and Exchange Act of 1934) less than 1% of each class of the Fund's outstanding shares on such date.


To the best of the Fund's knowledge, as of August 30, 2002, no person owned more than 5% of each class of the Fund's outstanding shares except as noted below.


As of August 30, 2002, 89,709 shares in the aggregate, or 7.31% of the outstanding shares of Scudder Health Care Fund, Class A were held in the name of Scudder Trust Company, for the benefit of Curto-Ligonier Foundries Company Profit Sharing Plan, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 77,283 shares in the aggregate, or 6.30% of the outstanding shares of Scudder Health Care Fund, Class A were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 104,073 shares in the aggregate, or 8.48% of the outstanding shares of Scudder Health Care Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 244,814 shares in the aggregate, or 19.96% of the outstanding shares of Scudder Health Care Fund, Class A were held in the name of Torchmark Corporation Savings & Investments, 2001 3rd Avenue South, Birmingham, AL 35233 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 601 shares in the aggregate, or 43.02% of the outstanding shares of Scudder Health Care Fund, Class I were held in the name of Scudder Trust Company, Trustee for Jacqueline Campbell, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 95 shares in the aggregate, or 6.82% of the outstanding shares of Scudder Health Care Fund, Class I were held in the name of Scudder Trust Company, Trustee for Karen Shone, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 298 shares in the aggregate, or 21.35% of the outstanding shares of Scudder Health Care Fund, Class I were held in the name of Scudder Trust Company, Trustee for Michael Phillips, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 219 shares in the aggregate, or 15.69% of the outstanding shares of Scudder Health Care Fund, Class I were held in the name of Scudder Trust Company, Trustee for Kimberly Ryan, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 65,872 shares in the aggregate, or 10.17% of the outstanding shares of Scudder Health Care Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 50,735 shares in the aggregate, or 7.83% of the outstanding shares of Scudder Health Care Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 16,914 shares in the aggregate, or 7.27% of the outstanding shares of Scudder Health Care Fund, Class C were held in the name of Bank of America North America, Custodian for the benefit of Nelson Jones, P.O. Box 831575, Dallas, TX 75283 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 15,523 shares in the aggregate, or 6.67% of the outstanding shares of Scudder Health Care Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 13,199 shares in the aggregate, or 5.67% of the outstanding shares of Scudder Health Care Fund, Class C were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 25,347 shares in the aggregate, or 10.89% of the outstanding shares of Scudder Health Care Fund, Class C were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

Scudder Technology Innovation Fund


                                                                                   Aggregate Dollar Range of Equity
                                                                                   Securities in All Funds Overseen
                                                                                     by the Directors/Trustees in
                                        Dollar Range of Equity Securities in           Scudder and Deutsche Bank
Name of Trustees                         Scudder Technology Innovation Fund                Families of Funds
----------------                         ----------------------------------                -----------------

Henry P. Becton, Jr.                                $1 - $10,000                             Over $100,000
Dawn-Marie Driscoll                                     None                                 Over $100,000
Edgar R. Fiedler                                        None                                 Over $100,000
Keith Fox                                               None                                 Over $100,000
Richard T. Hale                                         None                                 Over $100,000
Louis E. Levy                                           None                                 Over $100,000
Jean Gleason Stromberg                                  None                                 Over $100,000
Jean C. Tempel                                          None                                 Over $100,000
Carl W. Vogt                                            None                                 Over $100,000

As of August 30, 2002, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities and Exchange Act of 1934) less than 1% of each class of the Fund's outstanding shares on such date.


To the best of the Fund's knowledge, as of August 30, 2002, no person owned more than 5% of each class of the Fund's outstanding shares except as noted below.


As of August 30, 2002, 26,878 shares in the aggregate, or 16.02% of the outstanding shares of Scudder Technology Innovation Fund, Class A were held in the name of Scudder Trust Company, for the benefit of New Generation Homes Inc. 401(k) Plan, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 9,761 shares in the aggregate, or 5.82% of the outstanding shares of Scudder Technology Innovation Fund, Class A were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 7,187 shares in the aggregate, or 11.51% of the outstanding shares of Scudder Technology Innovation Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 9,989 shares in the aggregate, or 16.00% of the outstanding shares of Scudder Technology Innovation Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 6,999 shares in the aggregate, or 11.21% of the outstanding shares of Scudder Technology Innovation Fund, Class B were held in the name of First Clearing Corp., for the benefit of customers, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 3,577 shares in the aggregate, or 5.73% of the outstanding shares of Scudder Technology Innovation Fund, Class B were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 3,797 shares in the aggregate, or 7.89% of the outstanding shares of Scudder Technology Innovation Fund, Class C were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 2,694 shares in the aggregate, or 5.60% of the outstanding shares of Scudder Technology Innovation Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of August 30, 2002, 8,816 shares in the aggregate, or 17.01% of the outstanding shares of Scudder Technology Innovation Fund, Class C were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

Scudder Gold and Precious Metals Fund

                                                                            Aggregate Dollar Range of Equity
                                                                            Securities in All Funds Overseen by
                                      Dollar Range of Equity Securities     the Directors/Trustees in Scudder
                                      in Scudder Gold and                   and Deutsche
Name of Director                      Precious Metals Fund                  Bank Families
----------------                      --------------------                  -------------

Henry P. Becton, Jr.                        $1 - $10,000                           Over $100,000
Dawn-Marie Driscoll                         None                                   Over $100,000
Edgar R. Fiedler                            None                                   Over $100,000
Keith R. Fox                                $10,001 - $50,000                      Over $100,000
Richard T. Hale                             None                                   Over $100,000
Louis E. Levy                               None                                   Over $100,000
Jean Gleason Stromberg                      None                                   Over $100,000
Jean C. Tempel                              None                                   Over $100,000
Carl W. Vogt                                None                                   Over $100,000

As of January 31, 2002, all Directors and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund of each class of the Fund's outstanding shares on such date.

To the best of the Fund's knowledge, as of January 31, 2002, no other person owned beneficially more than 5% of each class of the Fund's outstanding shares except as noted below.

As of January 31, 2002, 3,731 shares in the aggregate, or 7.47% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 8,056 shares in the aggregate, or 16.12% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Prudential Securities, Inc., for the benefit of customers, 1 New York Plaza, New York, NY 10004 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 2,855 shares in the aggregate, or 5.71% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Zurich Scudder Investments, Inc., for the benefit of General Telecom 401(k) Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 12,879 shares in the aggregate, or 25.78% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Zurich Scudder Investments, Inc., for the benefit of

McClure Engineering Associates 401(k) Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 2,819 shares in the aggregate, or 5.64% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Zurich Scudder Investments, Inc., for the benefit of Douglas and Leann Homer, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 5,180 shares in the aggregate, or 5.93% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of CIBC World Markets Corp., P.O. Box 3484, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 5,915 shares in the aggregate, or 6.77% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Scudder Trust Company, Custodian for Progressive Lawyer Services, Robert Layton, IRA, P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 8,506 shares in the aggregate, or 9.73% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Prudential Securities, for the benefit of customers, 1 New York Plaza, New York, NY 10004 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 4,890 shares in the aggregate, or 5.59% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Zurich Scudder Investments, Inc., for the benefit of Kendricks & associates, Inc. 401(k) Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 5,109 shares in the aggregate, or 5.84% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Zurich Scudder Investments, Inc., for the benefit of James and Barbara French, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 5,978 shares in the aggregate, or 6.84% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Scudder Trust Company, Custodian for Paul Barr, IRA, P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 22,314 shares in the aggregate, or 25.34% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Southwest Securities, for the benefit of customers, P.O. Box 509002, Dallas, TX 75250 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 535 shares in the aggregate, or 7.70% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Dugmore and Duncan 401(k) Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 948 shares in the aggregate, or 13.65% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class C were held in the name of Scudder Trust Company, Custodian for Alan Schuckman, IRA, P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 2,400 shares in the aggregate, or 34.53% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class C were held in the name of Investec Ernst & Company, for the benefit of customers, 1 Battery Park Plaza, New York, NY 10004 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 1,567 shares in the aggregate, or 22.55% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class C were held in the name of National Investor Services, for the benefit of customers, 55 Water Street, New York, NY 10041 who may be deemed to be the beneficial owner of certain of these shares.

Securities Beneficially Owned: None of the Non-interested Directors/Trustees owned securities beneficially of the Advisor, SDI or person directly or indirectly controlling, controlled by or under common control with the Advisor, or SDI.


Scudder Equity Trust
Scudder Technology Fund


The following table presents certain information regarding the Non-interested Trustees and Executive Officers of each Trust as of August 19, 2002. Each Trustee's age as of August 19, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trusts. Because the Funds do not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Funds may also serve in similar capacities with other funds in the fund complex.


Non-interested Trustees

                                                                     Number of
Name, Age and                                                        Funds/Portfolios in
Position(s) Held          Length of       Principal Occupation(s)    Fund Complex

with the Trusts           Time Served*    During Past 5 Years        Overseen              Other Directorships Held
---------------           -----------     -------------------        --------              ------------------------


John W. Ballantine        1999-present    Retired; formerly,         83                    Enron Corporation (energy trading
(56)                                      Executive Vice President                         firm) (effective May 30, 2002); First
Trustee                                   and Chief Risk                                   Oak Brook Bancshares, Inc.; Oak Brook
                                          Management Officer,                              Bank; Tokheim Corporation (designer,
                                          First Chicago NBD                                manufacturer and servicer of
                                          Corporation/The First                            electronic and mechanical petroleum
                                          National Bank of Chicago                         marketing systems)
                                          (1996-1998); formerly
                                          Executive Vice President
                                          and Head of
                                          International Banking
                                          (1995-1996)

                                       85

                                                                     Number of
Name, Age and                                                        Funds/Portfolios in
Position(s) Held          Length of       Principal Occupation(s)    Fund Complex

with the Trusts           Time Served*    During Past 5 Years        Overseen              Other Directorships Held
---------------           -----------     -------------------        --------              ------------------------

Lewis A. Burnham          1977-present    Retired; formerly,         83                    None
(69)                                      Director of Management

Trustee                                   Consulting, McNulty &
                                          Company; formerly,
                                          Executive Vice
                                          President, Anchor Glass
                                          Container Corporation

Donald L. Dunaway         1980-present    Retired; formerly,         83                    None
(65)                                      Executive Vice
Trustee                                   President, A.O. Smith
                                          Corporation (diversified
                                          manufacturer)

James R. Edgar            1999-present    Distinguished Fellow,      83                    Kemper Insurance Companies; John B.
(56)                                      University of Illinois                           Sanfilippo & Son, Inc.
Trustee                                   Institute of Government                          (processor/packager/marketer of nuts,
                                          and Public Affairs;                              snacks and candy products); Horizon
                                          formerly, Governor,                              Group Properties, Inc.; Youbet.com.
                                          State of Illinois                                (online wagering platform of
                                                                                           Churchill Downs, Inc.)

Paul K. Freeman           2002-present    President, Cook Street     97                    None
(52)                                      Holdings (consulting);
Trustee                                   Adjunct Professor,
                                          University of Denver;
                                          Consultant, World
                                          Bank/Inter-American
                                          Development Bank;
                                          formerly, Project
                                          Leader, International
                                          Institute for Applied
                                          Systems Analysis
                                          (1998-2001); formerly,
                                          Chief Executive Officer,
                                          The Eric Group Inc.
                                          (environmental
                                          insurance) (1986-1998)

                                       86

                                                                     Number of
Name, Age and                                                        Funds/Portfolios in
Position(s) Held          Length of       Principal Occupation(s)    Fund Complex

with the Trusts           Time Served*    During Past 5 Years        Overseen              Other Directorships Held
---------------           -----------     -------------------        --------              ------------------------

Robert B. Hoffman         1981-present    Retired; formerly,         83                    None
(65)                                      Chairman, Harnischfeger
Trustee                                   Industries, Inc.
                                          (machinery   for   mining   and  paper
                                          industries);  formerly,  Vice Chairman
                                          and Chief Financial Officer,  Monsanto
                                          Company (agricultural,  pharmaceutical
                                          and    nutritional/food     products);
                                          formerly,  Vice  President,   Head  of
                                          International     Operations,      FMC
                                          Corporation (manufacturer of machinery
                                          and chemicals)

Shirley D. Peterson       1995-present    Retired; formerly,         83                    Bethlehem Steel Corp.
(60)                                      President, Hood College;

Trustee                                   formerly, Partner,
                                          Steptoe & Johnson (law
                                          firm); formerly,
                                          Commissioner, Internal
                                          Revenue Service;
                                          formerly, Assistant
                                          Attorney General (Tax),
                                          U.S. Department of
                                          Justice

Fred B. Renwick           1988-present    Retired; Professor         83                    The Wartburg Foundation; The
(72)                                      Emeritus of Finance, New                         Investment Fund for Foundations;
Trustee                                   York University, Stern                           Chairman, Finance Committee of
                                          School of Business;                              Morehouse College Board of Trustees;
                                                                                           American Bible Society Investment
                                                                                           Committee; formerly, Director of
                                                                                           Board of Pensions, Evangelical
                                                                                           Lutheran Church in America; formerly,
                                                                                           member of the Investment Committee of
                                                                                           Atlanta University Board of Trustees

                                       87

                                                                     Number of
Name, Age and                                                        Funds/Portfolios in
Position(s) Held          Length of       Principal Occupation(s)    Fund Complex

with the Trusts           Time Served*    During Past 5 Years        Overseen              Other Directorships Held
---------------           -----------     -------------------        --------              ------------------------


William P. Sommers        1979-present    Retired; formerly,         83                    PSI Inc. (engineering and testing
(69)                                      President and Chief                              firm); Evergreen Solar, Inc.;
Trustee                                   Executive Officer, SRI                           (develop/manufacture solar electric
                                          International (research                          system engines); H2Gen (manufacture
                                          and development);                                hydrogen generators) Zassi Medical
                                          formerly, Executive Vice                         Evolutions, Inc. (specialists in
                                          President, Iameter                               intellectual property opportunities
                                          (medical information and                         in medical device arena)
                                          educational service
                                          provider); formerly,
                                          Senior Vice President
                                          and Director, Booz,
                                          Allen & Hamilton Inc.
                                          (management consulting
                                          firm)

John G. Weithers          1993-present    Retired; formerly,         83                    Federal Life Insurance Company;
(69)                                      Chairman of the Board                            Chairman of the Members of the
Trustee                                   and Chief Executive                              Corporation and Trustee, DePaul
                                          Officer, Chicago Stock                           University; formerly, International
                                          Exchange                                         Federation of Stock Exchanges;
                                                                                           formerly, Records Management Systems

Interested Trustees**:

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund

Name,                    Position(s) Held      Length of       Principal Occupation(s)      Complex       Other Directorships
Address and Age          with Funds            Time Served*    During Past 5 Years          Overseen      Held
---------------          ----------            -----------     -------------------          --------      ----

William F. Glavin, Jr.#  Trustee and           2001-present*** Managing Director of         83            Trustee, Crossroads
(43)                     President                             Deutsche Asset Management                  for Kids, Inc.
                                                                                                          (serves at-risk
                                                                                                          children)




                                       88

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund

Name,                    Position(s) Held      Length of       Principal Occupation(s)      Complex       Other Directorships
Address and Age          with Funds            Time Served*    During Past 5 Years          Overseen      Held
---------------          ----------            -----------     -------------------          --------      ----

Richard T. Hale##        Chairman, Trustee                     Managing Director of         220           Director, Deutsche
(57)                     and Vice President    2002-present    Deutsche Bank Securities                   Global Funds, Ltd.,
                                                               Inc. (formerly Deutsche                    CABEI Fund and North
                                                               Banc Alex. Brown Inc.) and                 American Income
                                                               Deutsche Asset Management                  Fund; formerly,
                                                               (1999-present); Director                   Director, ISI Family
                                                               and President, Investment                  of Funds (registered
                                                               Company Capital Corp.                      investment
                                                               (registered investment                     companies)
                                                               advisor) and Deutsche
                                                               Asset Management Mutual
                                                               Funds; Vice President,
                                                               Deutsche Asset Management,
                                                               Inc. (2000-present)


Officers for the Funds**

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund
Name,                    Position(s) Held      Length of       Principal Occupation(s)      Complex       Other Directorships

Address and Age          with Funds            Time Served     During Past 5 Years          Overseen      Held
---------------          ----------            -----------     -------------------          --------      ----

Philip J. Collora# (56)  Vice President and    1990-present    Senior Vice President of     Not           None
                         Assistant Secretary                   Deutsche Asset Management    Applicable

William F. Glavin,       Trustee and           2000-present*** Managing Director of         83            Trustee, Crossroads
Jr.#                     President                             Deutsche Asset Management                  for Kids, Inc.
(43)                                                                                                      (serves at-risk

                                                                                                          children)

                                       89

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund
Name,                    Position(s) Held      Length of       Principal Occupation(s)      Complex       Other Directorships

Address and Age          with Funds            Time Served     During Past 5 Years          Overseen      Held
---------------          ----------            -----------     -------------------          --------      ----


Richard T. Hale##        Trustee, Chairman     2002-present    Managing Director of         220           Director, Deutsche
(57)                     and Vice President                    Deutsche Bank Securities                   Global Funds, Ltd.,
                                                               Inc. (formerly Deutsche                    CABEI Fund and North
                                                               Banc Alex. Brown Inc.) and                 American Income
                                                               Deutsche Asset Management                  Fund; formerly,
                                                               (1999-present); Director                   Director, ISI Family
                                                               and President, Investment                  of Funds (registered
                                                               Company Capital Corp.                      investment companies)
                                                               (registered investment
                                                               advisor) and Deutsche
                                                               Asset Management Mutual
                                                               Funds; Vice President,
                                                               Deutsche Asset Management,
                                                               Inc. (2000-present)

John Millette+           Secretary             1999-present    Vice President of Deutsche   Not           None
(39)                                                           Asset Management             Applicable

Daniel O. Hirsch##       Vice President and    2002-present    Managing Director of         Not           Director, Deutsche
(48)                     Assistant Secretary                   Deutsche Asset Management;   Applicable    Global Funds Ltd.
                                                               formerly, Director,
                                                               Deutsche Asset Management
                                                               (1999-2002); formerly,
                                                               Principal, BT Alex. Brown
                                                               Incorporated, (now
                                                               Deutsche Bank Securities
                                                               Inc..) (1998-1999);
                                                               formerly, Assistant
                                                               General Counsel, United
                                                               States Securities and
                                                               Exchange Commission
                                                               (1993-1998)


Caroline Pearson+        Assistant Secretary                   Managing Director of
(40)                                           1998-present    Deutsche Asset Management;   Not           None
                                                               formerly, Associate,         Applicable
                                                               Dechert (law firm)

                                                               (1989-1997)


                                       90

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund
Name,                    Position(s) Held      Length of       Principal Occupation(s)      Complex       Other Directorships

Address and Age          with Funds            Time Served     During Past 5 Years          Overseen      Held
---------------          ----------            -----------     -------------------          --------      ----


Gary L. French+          Treasurer             2002-present    Managing Director of         Not           None
(51)                                                           Deutsche Asset Management;   Applicable
                                                               formerly, President of UAM
                                                               Fund Services, Inc.

John R. Hebble+          Assistant Treasurer   1998-present    Senior Vice President of     Not           None
(44)                                                           Deutsche Asset Management    Applicable


Thomas Lally+            Assistant Treasurer   2001-present+   Senior Vice President of     Not           None
(34)                                                           Deutsche Asset Management    Applicable


Brenda Lyons+            Assistant Treasurer   1998-present    Senior Vice President of     Not           None
(40)                                                           Deutsche Asset Management    Applicable



Joseph DeSantis++ (42)   Vice President        2002-present    Managing Director of         Not           None
                                                               Deutsche Asset Management;   Applicable
                                                               formerly, Chief investment
                                                               officer at Chase Trust
                                                               Bank in Tokyo, Japan, a
                                                               division of Chase Global
                                                               Asset Management and
                                                               Mutual Funds

Blair J. Treisman        Vice President        2000- present   Vice President of Deutsche   Not           None
++(34)                                                         Asset Management;            Applicable
                                                               formerly,
                                                               business services
                                                               analyst,  Salomon
                                                               Smith     Barney;
                                                               senior   research
                                                               analyst and hedge
                                                               fund     manager,
                                                               Midtown  Research
                                                               Group;     senior
                                                               analyst-Small Cap
                                                               Growth   Equities
                                                               Group,     Putnam
                                                               Investments

* Length of time served represents the date that each Trustee was first elected to the Chicago Board. This common board of directors/trustees oversees a number of investment companies, including the Trusts, overseen by the Advisor.


** As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.

*** Mr. Glavin first became a Trustee of the Trusts in 2001 and an officer of the Trusts in 2000.


+        Address: Two International Place, Boston, Massachusetts


++       Address: 345 Park Avenue, New York, New York


#        Address: 222 South Riverside Plaza, Chicago, Illinois

##       Address: One South Street, Baltimore, Maryland

Trustees' and Officers' Role with Scudder Distributors, Inc.

William F. Glavin, Jr.:    Vice President and Director
Caroline Pearson:          Secretary
Philip J. Collora:         Assistant Secretary


Trustees' Responsibilities. The officers of each Trust manage its day-to-day operations under the direction of each Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of each Trust and to provide oversight of the management of each Fund. A majority of the Fund's Board members are not affiliated with the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees.  Each Fund's Board has the following committees:


Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent accountants regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held 4 meetings for Scudder Technology Fund and 5 meetings for Scudder-Dreman Financial Services Fund during the calendar year 2001.

Nominating and Governance Committee: This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held 3 meetings for Scudder Technology Fund and 2 meetings for Scudder-Dreman Financial Services Fund during the calendar year 2001. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trusts.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternate members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers, and William F. Glavin, Jr. The Trust's Valuation Committee held 5 meetings for Scudder Technology Fund and did not hold any meetings for Scudder-Dreman Financial Services Fund during the calendar year 2001.

Operations Committee: This Committee oversees the operations of a Fund, such as reviewing a Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations

Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held 4 meetings during the calendar year 2001.

Equity Oversight Committee: This Committee oversees investment activities of a Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John G. Weithers (Chairman), Lewis A. Burnham, William P. Sommers. The Equity Oversight Committee held 3 meetings during the calendar year 2001.

Remuneration. Each Non-interested Trustee receives from the Funds a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by DeAM which may have different fee schedules. The Advisor supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Funds and receives a management fee for its services.

The Boards of Trustees of the Trusts established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trust, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares, if any, are reflected below in the table describing the Trustee's share ownership.

Members of the Boards of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Trustee from the Trusts and aggregate compensation from the fund complex during the most recent calendar year.

                              Compensation from                                 Pension or Retirement     Total Compensation
                                   Scudder               Compensation from       Benefits Accrued as    Paid to Trustees from
Name of Trustee                Technology Fund*        Scudder Equity Trust*    Part of Fund Expenses     Fund Complex(4)(5)
---------------                ----------------        --------------------     ---------------------     ------------------

John W. Ballantine****            $7,178                     $1,390                      $0                $183,980
Lewis A. Burnham****              $6,834                     $1,210                      $0                $169,290
Donald L. Dunaway(1)****          $7,228                     $1,220                      $0                $181,430
James R. Edgar**(2)               $3,360                     $2,797                      $0                $200,660
Paul K. Freeman***                    $0                         $0                      $0                 $23,500
Robert B. Hoffman****             $6,098                     $1,110                      $0                $159,880
Shirley D. Peterson**** (3)       $7,692                     $1,310                      $0                $189,830
Fred B. Renwick**                 $3,720                     $3,028                      $0                $214,990
William P. Sommers****            $7,372                     $1,340                      $0                $183,300
John G. Weithers**                $3,848                     $2,815                      $0                $206,000


*        Scudder  Technology Fund consists of one fund: Scudder Technology Fund.
         Scudder Equity Trust consists one fund: Scudder-Dreman Financial Services Fund.

**       Newly elected Trustee of Scudder  Technology  Fund,  effective July 18,
         2001.

***      Newly elected Trustee, effective May 15, 2002.

****     New elected Trustee of Scudder Equity Trust, effective July 18, 2001.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Scudder Technology Fund to Mr. Dunaway are $20,944.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Funds to Governor Edgar are $1,925 for Scudder Technology Fund and $996 for Scudder-Dreman Financial Services Fund.

(3) Includes $18,960 in annual retainer fees received by Ms. Peterson in her role as Lead Trustee.


(4) For each Trustee, except Mr. Freeman, total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 83 funds/portfolios. For Mr. Freeman, the total includes compensation for service on the board of 1 Trust comprised of 11 funds. Mr. Freeman currently serves on the boards of 34 DeAM trusts/corporations comprised of 97 funds/portfolios.


(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with the sale of the Advisor to Deutsche Bank. Such amounts totaled $10,340 for each Trustee, excluding Mr. Freeman who was not a Trustee of the Trusts or the Chicago Board at the time of the sale. These meeting fees were borne by the Advisor.

Trustee Fund Ownership.

Under each Trust's Governance Procedures and Guidelines, the Non-interested Trustees have established the expectation that within three years a Non-interested Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-interested Trustee's personal investment needs. Each Interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he oversees that is suitable for his own appropriate investment needs. The following tables set forth each Trustee's share ownership of each Fund and all funds in the fund complex overseen by the Trustee as of December 31, 2001.

Scudder-Dreman Financial Services Fund

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in All Funds Overseen by
                                      Dollar Range of Equity Securities in      the Directors/Trustees in Scudder
                                      Scudder-Dreman                            and Deutsche Bank
Name of Trustee                       Financial Services Fund                   Families
---------------                       -----------------------                   --------

John W. Ballantine                                  None                                  Over $100,000
Lewis A. Burnham                                    None                                  Over $100,000
Donald L. Dunaway*                                  $1-$10,000                            Over $100,000
James R. Edgar*                                     None                                  $50,001-$100,000
Paul K. Freeman                                     None                                  None
William F. Glavin, Jr.                              $10,001-$50,000                       Over $100,000
Richard T. Hale                                     None                                  Over $100,000
Robert B. Hoffman                                   None                                  Over $100,000
Shirley D. Peterson                                 None                                  Over $100,000
Fred B. Renwick                                     None                                  Over $100,000
William P. Sommers                                  None                                  Over $100,000
John G. Weithers                                    None                                  Over $100,000

* The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

As of January 31, 2002, all Trustees and Officers of the Funds as a group owned beneficially (as that term is defined in section 13(d) of the Securities Exchange Act of 1934) less than 1% of each Fund.

To the best of Scudder-Dreman Financial Services Fund knowledge as of January 31, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares except as noted below.

As of January 31, 2002, 888,196 shares in the aggregate, or 12.36% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class A were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 705,719 shares in the aggregate, or 9.82% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 403,207 shares in the aggregate, or 5.61% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class A were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9875 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 739,641 shares in the aggregate, or 9.45% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 828,749 shares in the aggregate, or 10.59% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 95,097 shares in the aggregate, or 5.79% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class C were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 173,431 shares in the aggregate, or 10.57% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 116,325 shares in the aggregate, or 7.09% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2002, 109,294 shares in the aggregate, or 6.66% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class C were held in the name of Raymond James & Associates, P.O. Box 12749, St. Petersburg, FL 33733 for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.



Scudder Technology Fund


                                                                          Aggregate Dollar Range of Equity
                                          Dollar Range of Equity          Securities in All Funds Overseen by the
                                          Securities in Scudder           Directors/Trustees in Scudder
Name of Trustee                           Technology Fund                 and Deutsche Bank Families
---------------                           ---------------                 --------------------------

John W. Ballantine                          None                                Over $100,000
Lewis A. Burnham                            Over $100,000                       Over $100,000
Donald L. Dunaway*                          $10,001 - $50,000                   Over $100,000
James R. Edgar*                             None                                $50,001 - $50,000



                                       96

                                                                          Aggregate Dollar Range of Equity
                                          Dollar Range of Equity          Securities in All Funds Overseen by the
                                          Securities in Scudder           Directors/Trustees in Scudder
Name of Trustee                           Technology Fund                 and Deutsche Bank Families
---------------                           ---------------                 --------------------------

Paul K. Freeman                             None                                None
William F. Glavin, Jr.                      $10,001 - $50,000                   Over $100,000
Richard T. Hale                             None                                Over $100,000
Robert B. Hoffman                           $10,001 - $50,000                   Over $100,000
Shirley D. Peterson                         $1 - $10,000                        Over $100,000
Fred B. Renwick                             None                                Over $100,000
William P. Sommers                          $10,001 - $50,000                   Over $100,000
John G. Weithers                            $1 - $10,000                        Over $100,000

* The dollar range of shares shown includes share equivalents of certain Scudder Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described above under "Remuneration."*

As of July 31, 2002, all Trustees and Officers of the Funds as a group owned beneficially (as that term is defined in section 13(d) of the Securities Exchange Act of 1934) less than 1% of each Fund

To the best of Scudder Technology Fund's knowledge as of July 31, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares except as noted below.

As of July 31, 2002, 583,721 shares in the aggregate, or 5.73% of the outstanding shares of Scudder Technology Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of July 31, 2002, 1,443,097 shares in the aggregate, or 69.05% of the outstanding shares of Scudder Technology Fund, Class I were held in the name of Deutsche Investment Management Americas Inc. Profit Sharing Plan, 345 Park
Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of July 31, 2002, 586,199 shares in the aggregate, or 28.05% of the outstanding shares of Scudder Technology Fund, Class I were held in the name of Deutsche Investment Management Americas Inc. Money Purchase Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

Securities Beneficially Owned: None of the Non-interested Trustees owned securities beneficially of the Advisor, SDI or Person Directly or Indirectly Controlling, Controlled by or Under Common Control with the Advisor, or SDI.

                       TRUST AND CORPORATION ORGANIZATION


Organizational Description

Scudder Technology Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts.

Scudder-Dreman Financial Services Fund is a nondiversified series of Scudder Equity Trust, a registered open-end management investment company organized as a business trust under the laws of Massachusetts.

Scudder Gold and Precious Metals Fund is a non-diversified series of Scudder Mutual Funds, Inc. a Maryland corporation organized in March 1988.

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

Scudder Health Care Fund and Scudder Technology Innovation Fund are non-diversified series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust's predecessor was organized as a Delaware corporation in 1970.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund will be covered by insurance which a Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.

The Directors/Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors/Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors/Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Shares are offered to each Fund. Class S and Class AARP Shares are offered only to Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund. Class I Shares are only offered to Scudder Health Care Fund and Scudder
Technology Fund. Institutional Class Shares are only offered to Scudder Technology Fund.

Each Director/Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing directors/trustees and until the election and qualification of a successor or until such trustee/director sooner dies, resigns, retires or is removed.

Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund. Any of the Directors/Trustees may be removed (provided the aggregate number of Directors/Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Directors/Trustees. Any Trustee/Director may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Directors/Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee/Director or Directors/Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.


Scudder-Dreman Financial Services Fund and Scudder Technology Fund. Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

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


Other Information

The CUSIP numbers for each class of Scudder-Dreman Financial Services Fund are:

Class A:  81114P-107

Class B:  81114P-206

Class C:  81114P-305

Scudder-Dreman Financial Services Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of Scudder Technology Fund are:

Class A:  81123F-108

Class B:  81123F-207

Class C:  81123F-306

Class I:  81123F-405

Institutional Class:  81123F-504

Scudder Technology Fund has a fiscal year ending October 31.

The CUSIP numbers for each class of Scudder Gold and Precious Metals Fund are:

Class A: 810904-300.

Class B: 810904-409.

Class C: 810904-508.

Scudder Gold and Precious Metals Fund has a fiscal year ending October 31. On September 15, 1998, the Board of the Fund changed the fiscal year end from June 30 to October 31.

The CUSIP numbers for each class of Scudder Health Care Fund are:

Class A: 811196-815

Class B: 811196-799

Class C: 811196-781

Class I: 811196-773

Scudder Health Care Fund has a fiscal year ending May 31.

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

The CUSIP numbers for each class of Scudder Technology Innovation Fund are:

Class A:  811196-765

Class B:  811196-757

Class C:  811196-740

Scudder Technology Innovation Fund has a fiscal year ending May 31.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

This Statement of Additional Information contains the information of Scudder-Dreman Financial Services Fund, Scudder Technology Fund, Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding another Fund.



A Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS

Scudder-Dreman Financial Services Fund


The financial statements, including the portfolio of investments for Scudder-Dreman Financial Services Fund together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated November 30, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


Scudder Technology Fund


The financial statements, including the portfolio of investments of Scudder Technology Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated October 31, 2001 and Semi-Annual Report dated August 30, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


Scudder Gold and Precious Metals Fund


The financial statements, including the portfolio of investments of Scudder Gold and Precious Metals Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated October 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Health Care Fund


The financial statements, including the portfolio of investments of Scudder Health Care Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated May 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


Scudder Technology Innovation Fund


The financial statements, including the portfolio of investments of Scudder Technology Innovation Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated May 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

The following is a description of (a) the ratings given by S&P and Moody's to corporate bonds, (b) Fitch long-term and short-term debt ratings, (c) S&P and Moody's commercial paper rating and (d) Moody's and S&P Municipal note ratings.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."